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FRANKLIN LARGE CAP EQUITY FUND

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of the Franklin Large Cap Equity Fund (the “Large Cap Fund”), a series of Franklin Global Trust (“FGT”), scheduled for March 9, 2016, at 9:00 a.m., Pacific time.  These materials discuss a proposal to be voted on at the meeting and contain a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement, and a proxy card.  A proxy card is, in essence, a ballot.  When you complete a proxy card, it tells us how you wish the individual(s) named on your proxy card to vote on important issues relating to the Large Cap Fund.  If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us.  If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the proposal which is in accordance with the Board of Trustees’ recommendation on page 8 of the Prospectus/Proxy Statement.

We urge you to review carefully the proposal in the Prospectus/Proxy Statement.  Then, fill out the proxy card and return it to us so that we know how you would like to vote.  When shareholders return their proxy cards promptly, additional costs of having to conduct additional solicitation or mailings may be avoided.  PLEASE COMPLETE, SIGN AND RETURN the proxy card you receive.

We welcome your comments.  If you have any questions, call Fund Information at

(800) DIAL BEN® or (800) 342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may vote by telephone or if eligible, through the Internet, 24 hours a day.  If your account is eligible, separate instructions are enclosed.

FRANKLIN LARGE CAP EQUITY FUND

One Franklin Parkway

San Mateo, California 94403-1906

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on March 9, 2016

To the Shareholders of the Franklin Large Cap Equity Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Franklin Large Cap Equity Fund (the “Large Cap Fund”), a series of Franklin Global Trust (“FGT”), will be held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, on March 9, 2016, at 9:00 a.m., Pacific time.  The Meeting is being called for the following purposes:

1.     To approve an Agreement and Plan of Reorganization (the “Plan”) between FGT, on behalf of its series, the Large Cap Fund, and Franklin Custodian Funds, on behalf of its series, the Franklin Growth Fund (the “Growth Fund”), that provides for:  (i) the acquisition of substantially all of the assets of the Large Cap Fund by the Growth Fund in exchange solely for shares of the Growth Fund, (ii) the distribution of such shares to the shareholders of the Large Cap Fund, and (iii) the complete liquidation and dissolution of the Large Cap Fund.

2.     To transact such other business as may properly come before the Meeting.

A copy of the form of the Plan, which more completely sets forth the terms of the proposed reorganization of the Large Cap Fund with and into the Growth Fund, is attached as Exhibit A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on December 10, 2015 are entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting.

By Order of the Board of Trustees,

Karen L. Skidmore

Secretary

February 2, 2016

You are invited to attend the Meeting, but if you cannot do so, the Board of Trustees of FGT, on behalf of the Large Cap Fund, urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope.  It is important that you return your signed proxy card promptly so that a quorum may be ensured at the Meeting.  You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Large Cap Fund, or by voting in person at the Meeting.  You may also be able to vote by touch-tone telephone by calling the telephone number printed on your proxy card and following the recorded instructions.  In addition, if your account is eligible, you may also be able to vote through the internet by visiting the website printed on your proxy card and following the on-line instructions.

Prospectus/Proxy Statement

When reading this Prospectus/Proxy Statement, you will notice that certain terms are capitalized.  The Glossary section at the back of the Prospectus/Proxy Statement  explains the more significant of those capitalized terms.

TABLE OF CONTENTS

Page

Cover Page                                                                                                                               Cover

SUMMARY

What am I being asked to vote upon regarding the Plan?

What will happen if the shareholders approve the Plan?

How will the Transaction affect me?

What are the federal income tax consequences of the Transaction?

How do the distribution and purchase procedures of the Funds compare?

How do the redemption procedures and exchange privileges of the Funds compare?

What is the anticipated timing of the Transaction?

What happens if the Transaction is not approved?

How will shareholder voting be handled?

What is the FGT Board’s recommendation regarding the proposal?

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment goals, strategies, and policies of the Funds?

How do the principal investment risks of the Funds compare?

What are the distribution and purchase procedures of the Funds?

What are the redemption procedures and exchange privileges of the Funds?

Who manages the Funds?

What are the Funds’ investment management fees?

What are the fees and expenses of each Fund and what might they be after the Transaction?

How do the performance records of the Funds compare?

Where can I find more financial and performance information about the Funds?

What are other key features of the Funds?

i

REASONS FOR THE TRANSACTION

INFORMATION ABOUT THE TRANSACTION

How will the Transaction be carried out?

Who will pay the expenses of the Transaction?

What should I know about the Growth Fund Shares?

What are the capitalizations of the Funds and what might the Growth Fund's capitalization be after the Transaction?

COMPARISON OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

How do the investment goals, strategies, policies and risks of the Funds compare?

How do the fundamental investment policies of the Funds differ?

What are the principal risk factors associated with investments in the Funds?

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

INFORMATION ABOUT THE FUNDS

FURTHER INFORMATION ABOUT THE FUNDS

VOTING INFORMATION

How many votes are necessary to approve the Plan?

How do I ensure my vote is accurately recorded?

May I revoke my proxy?

What other matters will be voted upon at the Meeting?

Who is entitled to vote?

How will proxies be solicited?

Are there dissenters' rights?

PRINCIPAL HOLDERS OF SHARES

SHAREHOLDER PROPOSALS

ADJOURNMENT

GLOSSARY

EXHIBITS TO THE PROSPECTUS/PROXY STATEMENT

A.  Form of Agreement and Plan of Reorganization

B.  Principal Holders of Securities

ii

PROSPECTUS/PROXY STATEMENT

Dated February 2, 2016

Acquisition of Substantially All of the Assets of

FRANKLIN LARGE CAP EQUITY FUND

(a series of Franklin Global Trust)

by and in Exchange for Shares of

FRANKLIN GROWTH FUND

(a series of Franklin Custodian Funds)

This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the Franklin Large Cap Equity Fund (the “Large Cap Fund”), a series of Franklin Global Trust (“FGT”).  At the Meeting, shareholders of the Large Cap Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”).  If the Large Cap Fund’s shareholders vote to approve the Plan, substantially all of the assets of the Large Cap Fund will be acquired by the Franklin Growth Fund (the “Growth Fund”), a series of Franklin Custodian Funds (“FCF” and together with FGT, the “Trusts”), in exchange for Class A, Class C, Class R and Advisor Class shares of the Growth Fund.

The principal offices of the Trusts are located at One Franklin Parkway, San Mateo, California  94403-1906.  You can reach the offices of the Trusts by calling (800) 342-5236.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The Meeting will be held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, on March 9, 2016, at 9:00 a.m., Pacific time.  The Board of Trustees of FGT, on behalf of the Large Cap Fund (the “FGT Board”), is soliciting these proxies.  This Prospectus/Proxy Statement will first be sent to shareholders on or about February 8, 2016.

If the Large Cap Fund’s shareholders vote to approve the Plan, you will receive Class A, Class C, Class R and Advisor Class shares of the Growth Fund with an aggregate net asset value (“NAV”) equivalent to your investment in Class A, Class C, Class R and Advisor Class shares, respectively, of the Large Cap Fund.  The Large Cap Fund will then be liquidated and dissolved.

The Large Cap Fund and the Growth Fund (each, a “Fund” and, together, the “Funds”) have generally similar investment goals, principal investment strategies and principal risks.  The Large Cap Fund’s investment goal is long-term growth of principal and income.  The Growth Fund’s investment goal is capital appreciation.

This Prospectus/Proxy Statement includes information you should know about the Growth Fund before voting on the Plan, which, if approved, would result in your investment in the Growth Fund.  You should retain this Prospectus/Proxy Statement for future reference.  Additional information about the Large Cap Fund and the Growth Fund and the proposed transaction has been filed with the SEC and can be found in the following documents:

•      The Prospectus of the Large Cap Fund – Class A, Class C, Class R, and Advisor Class shares dated December 1, 2015 (the “Large Cap Fund Prospectus”), which is incorporated by reference into and considered a part of this Prospectus/Proxy Statement.

•      The Prospectus of  the Growth Fund – Class A, Class C, Class R, Class R6 and Advisor Class dated February 1, 2016 (the “Growth Fund Prospectus”), which is enclosed with, incorporated by reference into and considered a part of this Prospectus/Proxy Statement.

•      A Statement of Additional Information (“SAI”) dated February 2, 2016, relating to this Prospectus/Proxy Statement, which is incorporated by reference into and is considered a part of this Prospectus/Proxy Statement.

You may request a free copy of the SAI relating to this Prospectus/Proxy Statement, the Large Cap Fund Prospectus or the Growth Fund Prospectus without charge by calling (800) DIAL-BEN or by writing to Franklin Templeton Investments at P.O. Box 997151, Sacramento, CA  95899-7151.

 SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy Statement.  You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of the Plan (attached as Exhibit A) and the Growth Fund Prospectus (enclosed).

What am I being asked to vote upon regarding the Plan?

Shareholders of the Large Cap Fund are being asked to approve the Plan between FGT, on behalf of its series, the Large Cap Fund, and FCF, on behalf of its series, the Growth Fund, that provides for:  (1) the acquisition of substantially all of the assets of the Large Cap Fund by the Growth Fund in exchange solely for shares of the Growth Fund, (2) the distribution of such shares to the shareholders of the Large Cap Fund, and (3) the complete liquidation and dissolution of the Large Cap Fund.

What will happen if the shareholders approve the Plan?

If the Large Cap Fund’s shareholders vote to approve the Plan, on or about March 11, 2016, shareholders of the Large Cap Fund will become shareholders of the Growth Fund and will no longer be shareholders of the Large Cap Fund.  Shareholders of the Large Cap Fund will receive shares of the Growth Fund with an aggregate NAV equivalent to their  investment in shares of the Large Cap Fund as noted in the table below.

Large Cap Fund	Growth Fund
Class A	Class A
Class C	Class C
Class R	Class R
Advisor Class	Advisor Class (all together, “Growth Fund Shares”)

In particular, the Plan provides that (1) substantially all of the assets of the Large Cap Fund will be acquired by the Growth Fund in exchange for the Growth Fund Shares; and (2) the Growth Fund Shares received by the Large Cap Fund in the exchange will then be distributed to shareholders of the corresponding class of shares of the Large Cap Fund.  Because the Funds have different NAVs per share, the number of the Growth Fund Shares that you receive will likely be different than the number of shares of the Large Cap Fund that you own, but the total value of your investment will be the same immediately before and after the exchange.  After the Growth Fund Shares are distributed to the Large Cap Fund’s shareholders, the Large Cap Fund will be completely liquidated and dissolved.  (The proposed transaction is referred to in this Prospectus/Proxy Statement as the “Transaction.”)

For more information concerning the similarities regarding share purchase, redemption and exchange procedures of the Large Cap Fund and the Growth Fund, please see “COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the distribution and purchase procedures of the Funds?” and “What are the redemption procedures and exchange privileges of the Funds?”

How will the Transaction affect me?

If the Transaction is completed, you will cease to be a shareholder of the Large Cap Fund and become a shareholder of the Growth Fund.  Summarized below are some of the favorable considerations in deciding whether to approve the Plan:

Similar Investment Goals, Strategies, Policies and Risks.  The Large Cap Fund’s investment goal is long-term growth of principal and income.  The Growth Fund’s investment goal is capital appreciation.  The Large Cap Fund seeks long-term growth of principal and income by investing at least 80% of its net assets in equity securities (primarily common stock) of large capitalization companies1 and may invest up to 35% of its net assets in equity securities of foreign large capitalization companies.  The Growth Fund seeks capital appreciation by investing substantially in the equity securities (principally common stocks) of U.S.-based large and medium market capitalization companies that are leaders in their industries.  The Growth Fund may also invest in companies in new and emerging industries where growth is expected to be above average and may invest up to 40% of its assets in smaller companies (generally those with market capitalizations of less than $1.5 billion).  The Growth Fund may invest up to 40% of its assets in foreign securities and up to 10% of its assets in non-U.S. dollar denominated securities.

Certain Differences to Note:  The Growth Fund may invest a greater proportion of its assets in medium capitalization companies than the Large Cap Fund, and unlike the Large Cap Fund, the Growth Fund also may invest up to 40% of its assets in smaller companies.  The Large Cap Fund uses a tax-sensitive, blend style (growth and value) investment strategy, while the Growth Fund uses a buy and hold growth style investment strategy.

Because both Funds primarily invest in equity securities of  U.S. companies and have the ability to invest in foreign equity securities, they are both subject to some of the same principal investment risks, including: market, management and foreign securities.  The Large Cap Fund is subject to the risk of blend style investing, while the Growth Fund is subjected to the risk of growth style investing.  The Growth Fund is also subject to the risk of investing in smaller and midsize companies.

For a more complete discussion, see the sections below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ Are there any significant differences between the investment goals, strategies, and policies of the Funds?” and “COMPARISON OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – How do the fundamental investment policies of the Funds differ?” and “– What are the principal investment risks associated with investments in the Funds?”

Potential Cost Savings.  The following table compares the annualized net expense ratio, after any applicable management fee reductions, for each share class of the Large Cap Fund for the fiscal year ended July 31, 2015 with that of the corresponding share class of the Growth Fund for the fiscal year ended September 30, 2015.  As shown in the table below, the total annual operating expenses of each share class of the Growth Fund are less than those of the corresponding share class of the Large Cap Fund.

1 Large capitalization companies are companies with market capitalization values within the top 50% of companies in the Russell 1000® Index at the time of purchase.  As of December 31, 2015, the market capitalization values of the top 50% of companies in the Russell 1000® Index ranged between $7.704 billion and $587.220 billion.

ANNUAL FUND OPERATING EXPENSES1

Share Class	Large Cap Fund	Growth Fund
Class A	1.20%[2]	0.88%
Class C	1.95%	1.63%
Class R	1.45%	1.13%
Adviser Class	0.95%	0.63%

1          Expense ratios reflect annual fund operating expenses for the fiscal year ended July 31, 2015 for the Large Cap Fund and September 30, 2015 for the Growth Fund.  The expense ratios have been audited.

2          The expense ratio of 1.20% reflects a reduction in the distribution and service (12b-1) fee from 0.30% to 0.25% effective August 1, 2015 approved by the FGT Board for the Large Cap Fund.

As of November 30, 2015, the Growth Fund had a significantly larger asset base (approximately $12.0 billion) than the Large Cap Fund (approximately $212.2 million).  The Transaction is not projected to have a material impact on the expense ratio of the Growth Fund.

For a more detailed comparison of the Funds’ fees and expenses, see the sections below titled “COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fees?” and “‒ What are the fees and expenses of each of the Funds and what might they be after the Transaction?”

Management Fee Structure.  Both Funds are currently subject to an asset based management fee structure.  The Growth Fund has an investment management fee that is lower than the Large Cap Fund at all net asset levels.  For more information, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the Funds’ investment management fees?”

Better Relative Performance.  The table below shows the average annual total return figures (without sales charges) for Class A shares at NAV for the Large Cap Fund and the Growth Fund, as of November 30, 2015.  As shown in the table below, the Growth Fund outperformed the Large Cap Fund for the three-year, five-year, ten-year and since inception periods ended November 30, 2015 and had comparable performance to the Large Cap Fund for the one-year period ended November 30, 2015.

Average Annual Total Return (at NAV)	Large Cap Fund Class A (without sales charges)	Growth Fund Class A (without sales charges)
1 Year	3.49%	3.47%
3 Years	13.60%	16.09%
5 Years	10.73%	13.20%
10 Years	5.79%	8.43%
Since Inception	4.10% (12/11/98)[1]	10.20% (3/31/48)

1.  For performance reporting purposes, the inception date for the Large Cap Fund’s Class A shares is the inception date for that Fund’s oldest class (i.e., Advisor Class).

For more detailed performance information, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ “How do the performance records of the Funds compare?”

Costs of the Transaction.  Each Fund will pay 25% of the expenses of the Transaction, including proxy solicitation costs.  Fiduciary International, Inc. (“Fiduciary”), investment adviser of the Large Cap Fund, and Franklin Advisers, Inc. (“FAV”), investment adviser of the Growth Fund, will each pay 25% of the expenses of the Transaction.  The total amount of the expenses for the Transaction is estimated to be approximately $110,000.  However, given the current contractual expense waivers that are in place for the Large Cap Fund, Fiduciary or an affiliate will ultimately absorb the Large Cap Fund’s portion of the Transaction expenses.

What are the federal income tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes, and the delivery of a legal opinion to that effect is a condition of closing the Transaction, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position.  This means that, subject to the limited exceptions described in the section below titled “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION,” the shareholders of the Large Cap Fund will recognize no income, gain or loss for federal income tax purposes upon the exchange of all of their shares of the Large Cap Fund for the Growth Fund Shares.  Shareholders should consult their tax advisers about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this Prospectus/Proxy Statement relates only to the federal income tax consequences of the Transaction.  For more information, please see the section below titled “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION.”

How do the distribution and purchase procedures of the Funds compare?

Shares of the Large Cap Fund and the Growth Fund are sold on a continuous basis by Franklin Templeton Distributors, Inc. (“Distributors”).  Distribution and purchase procedures are generally the same for each Fund.

For a more complete discussion, see the section below titled “COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the distribution and purchase procedures of the Funds?”

How do the redemption procedures and exchange privileges of the Funds compare?

The Funds have the same redemption procedures and exchange privileges.

For a more complete discussion, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the redemption procedures and exchange privileges of the Funds?”

What is the anticipated timing of the Transaction?

The Meeting is scheduled to occur on March 9, 2016.  If the necessary shareholder approval is obtained, the Transaction will likely be completed on or about March 11, 2016.

What happens if the Transaction is not approved?

If the Transaction is not approved by the Large Cap Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the Large Cap Fund, and the Large Cap Fund will continue to operate.  The FGT Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the Large Cap Fund.

How will shareholder voting be handled?

Shareholders who own shares of the Large Cap Fund at the close of business on December 10, 2015 (the “Record Date”) will be entitled to vote at the Meeting and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold.  Approval of the Transaction by the Large Cap Fund requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Large Cap Fund or (ii) 67% or more of the outstanding shares of the Large Cap Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Large Cap Fund are present or represented by proxy (“1940 Act Majority Vote”).  Boston Financial Data Services has been retained by the Large Cap Fund to collect and tabulate shareholder votes.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement.  You may place your vote by completing, signing, and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or if eligible, via the Internet by following the on-line instructions.  If you vote by any of these methods, the persons appointed as proxies will officially cast your votes at the Meeting.  You may also attend the Meeting and cast your vote in person at the Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting.  For more details about shareholder voting, see the section below titled “Voting Information.”

What is the FGT Board’s recommendation regarding the proposal?

At a meeting held on October 20, 2015, the FGT Board, on behalf of the Large Cap Fund, considered the proposal to reorganize the Large Cap Fund with and into the Growth Fund, approved the Plan, and voted to recommend that shareholders of the Large Cap Fund vote to approve the Plan.  For the reasons set forth in the section below titled “REASONS FOR THE TRANSACTION,” the FGT Board, including the Independent Trustees, has determined that participation in the Transaction is in the best interests of the Large Cap Fund.  The FGT Board also concluded that no dilution in value would result for the shareholders of the Large Cap Fund as a result of the Transaction.

THE FGT BOARD, ON BEHALF OF THE LARGE CAP FUND, HAS UNANIMOUSLY APPROVED, AND RECOMMENDS THAT YOU VOTE TO APPROVE, THE PLAN.

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment goals, strategies, and policies of the Funds?

Similar Investment Goals:  The Large Cap Fund’s investment goal is long-term growth of principal and income.  The Growth Fund’s investment goal is capital appreciation.

Similar Principal Investment Strategies:  Under normal market conditions, the Large Cap Fund invests at least 80% of its net assets in equity securities of large capitalization companies (companies with market capitalization value within the top 50% of companies in the Russell 1000® Index at the time of purchase).  The Growth Fund normally invests substantially in the equity securities of U.S.-based large and medium market capitalization companies, and it may invest in companies in new and emerging industries where growth is expected to be above average and may invest up to 40% of its assets in smaller companies (generally those with market capitalizations of less than $1.5 billion).  The Growth Fund focuses its investments substantially in the equity securities of companies that are leaders in their industries.  The equity securities in which both Funds primarily invest are common stock.  In addition, the Large Cap Fund may invest up to 35% of its net assets in equity securities of foreign large capitalization companies while the Growth Fund may invest up to 40% of its assets in foreign securities and up to 10% of its assets in non-U.S. dollar denominated securities.  Both Funds’ investment managers are research driven, fundamental investors.

Certain Differences to Note:  The Growth Fund may invest a greater proportion of its assets in medium capitalization companies than the Large Cap Fund, and unlike the Large Cap Fund, the Growth Fund also may invest up to 40% of its assets in smaller companies.  The Large Cap Fund uses a tax-sensitive, blend style (growth and value) investment strategy, while the Growth Fund uses a buy and hold growth style investment strategy, as noted in more detail in the table below.

Large Cap Fund’s Tax-Sensitive, Blend Style Investment Strategy	Growth Fund’s Buy and Hold Growth Style Investment Strategy

Blend Style Investing.  When choosing investments, Fiduciary, on behalf of the Large Cap Fund, pursues a blend of growth and value strategies and uses a “top-down” analysis of macroeconomic trends, industry sectors and industries combined with a “bottom-up” analysis of individual securities.  In selecting investments for the Large Cap Fund, Fiduciary looks for companies it believes are positioned for growth in revenues, earnings or assets and are selling at reasonable prices.  Fiduciary also considers the level of dividends paid by a company when selecting investments for the Large Cap Fund.

Growth Style Investing.  FAV generally pursues a “buy-and-hold” growth strategy and uses fundamental, “bottom-up” research to seek companies meeting its criteria of growth potential, quality and valuation.  FAV, on behalf of the Growth Fund, chooses companies that it believes are positioned for growth in revenues, earnings or assets.  Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors FAV believes point to strong growth potential.  Although FAV searches for investments across a large number of sectors, it expects the Growth Fund to have significant positions in particular sectors, which may include, for example, technology (including software and computers), health care (including biotechnology) and industrials.

Tax-Sensitive Investing Strategy.  The Large Cap Fund also employs a tax-sensitive approach to investing in an attempt to minimize capital gains distributions, and therefore, from time to time, uses tax harvesting strategies in order to seek to reduce the capital gains burden to shareholders and maximize long-term compounded growth.  In applying this approach, the Large Cap Fund generally invests in companies it intends to hold for a number of years to avoid short-term trading.  However, during periods of net redemptions of Large Cap Fund shares or when market conditions warrant, Fiduciary may sell securities based on a shorter time horizon in order to realize some losses to minimize net capital gains.

Buy and Hold Investing Strategy.  With respect to the Growth Fund, because it uses a “buy-and-hold” investment strategy, it has historically had low portfolio turnover and its portfolio securities may have a higher level of unrealized capital appreciation than if it did not use such strategy.  Unlike the Large Cap Fund, during periods of net redemptions of Growth Fund shares or when market conditions warrant, FAV may sell securities that have a higher level of unrealized capital appreciation, thereby generating a higher level of taxable gain for shareholders than would occur if the Growth Fund had not used this “buy-and-hold” strategy.

Identical Fundamental Investment Policies: The fundamental investment policies of the Funds regarding borrowing money, acting as underwriter, making loans, purchasing or selling real estate or physical commodities, issuing senior securities, concentrating in an industry, and diversifying investments among issuers are the same.

For more information about the investment goals, strategies and policies of the Funds , please see the section below titled “COMPARISON OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – What are the principal investment risks associated with investments in the Funds?”

How do the principal investment risks of the Funds compare?

Investments in both Funds involve risks common to many mutual funds.  You could lose money by investing in either Fund.  The following is a comparison of the Funds’ principal risks:

Principal Investment Risks Common to Both Funds:	Principal Investment Risks Only Applicable to:
	Large Cap Fund	Growth Fund
Market Foreign Securities Management	Blend Style Investing Focus/Companies Financial services Consumer discretionary Technology Healthcare/pharmaceutical	Growth Style Investing Focus/Companies Technology Healthcare Industrial Smaller and Midsize

For more information about the principal investment risks of the Large Cap Fund and the Growth Fund, please see the section below titled “COMPARISON OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – What are the principal investment risks associated with investments in the Funds?”

What are the distribution and purchase procedures of the Funds?

Shares of each Fund are sold on a continuous basis by Distributors.  Class A shares of each Fund are generally sold at NAV per share plus a sales charge.  The maximum front-end sales charge imposed on purchases of Class A shares of each Fund is 5.75% with reduced front-end sales charges for purchases of $50,000 or more and no front-end sales charges for purchases of $1 million or more.  There is a 1.00% contingent deferred sales charge (“CDSC”) that applies to investments of $1 million or more if sold within 18 months following their purchase.  Generally, Class C, Class R and Advisor Class shares of each Fund are not subject to a front-end sales charge or CDSC, but Class C shares of both Funds are subject to a CDSC that applies to investments sold within 12 months following their purchase.  Holders of Class A shares of the Large Cap Fund will not be assessed a front-end sales charge on their receipt of the Growth Fund Class A shares in connection with the Transaction, and no CDSC will be charged to the Large Cap Fund’s shareholders in connection with the exchange of their shares pursuant to the terms of the Transaction.  Additional information and specific instructions explaining how to buy shares of each Fund are outlined in the Growth Fund Prospectus and the Large Cap Fund Prospectus under the heading “Your Account.”  The Growth Fund Prospectus enclosed with this Prospectus/Proxy Statement also lists, under the heading “Questions,” phone numbers for you to call if you have any questions about your account.

What are the redemption procedures and exchange privileges of the Funds?

Each Fund offers the same redemption features pursuant to which redemption proceeds are remitted by check after prompt receipt of proper documents, including signature guarantees under certain circumstances.  Each Fund’s shares may be redeemed at any time at the NAV next calculated after a shareholder’s request is received in proper form.

Shares of the Funds may be redeemed at each Fund’s respective NAV per share, subject to any applicable CDSC.  For purchases of $1 million or more, redemptions of Class A shares of each Fund that were purchased without an initial sales charge generally are subject to a 1.00% CDSC if redeemed within 18 months following their purchase.  Redemptions of Class C shares of each Fund generally are subject to a 1.00% CDSC if redeemed within 12 months following their purchase.

Each Fund has the same exchange privilege in that you can exchange shares between most Franklin Templeton funds within the same class, generally without paying any additional sales charges.  Additional information and specific instructions explaining how to redeem and exchange shares of each Fund are outlined in the Large Cap Fund Prospectus and the Growth Fund Prospectus under the heading “Your Account.”  The Fund Prospectus enclosed herewith also lists, under the heading “Questions,” phone numbers for you to call if you have any questions about your account.

Who manages the Funds?

A board of trustees provides general oversight of the business and affairs of each Fund but is not involved in day to day management or stock selection.  Each Fund operates as a diversified series of its Trust.  FGT and FCF are each an open-end management investment company (commonly called a mutual fund) registered with the SEC.

Investment managers.  Fiduciary, 600 5th Avenue, New York, NY 10020-2302, serves as investment manager for the Large Cap Fund.  Fiduciary is an indirect wholly owned subsidiary of Fiduciary Trust Company International (“Fiduciary Trust”), which is a direct wholly  owned subsidiary of Franklin Resources, Inc. (“FRI”).  FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, CA 94404-1906.  FAV, One Franklin Parkway, San Mateo, CA 94404-1906, serves as investment manager for the Growth Fund.  FAV is an indirect wholly owned subsidiary of  FRI.  Fiduciary, FAV and their affiliates serve as investment manager or administrator to 45 registered investment companies, with approximately 164 U.S.-based funds or series.  Franklin Templeton Investments had $790 billion in assets under management as of November 30, 2015. Charles B. Johnson (former Chairman and Director of FRI) and Rupert H. Johnson, Jr., are principal shareholders of FRI.

Each Fund is managed by a team of dedicated professionals focused on, for the Large Cap Fund, investments of large capitalization companies, and for the Growth Fund, investments in securities of companies that are leaders in their industry.  For each Fund, the lead portfolio manager has primary responsibility for the investments of the Fund.  The lead portfolio manager of a Fund has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment manager requirements.  The degree to which the lead portfolio manager may perform these functions, and the nature of these functions, may change from time to time:

Large Cap Fund Management Team	Growth Fund Management Team

Carin Leong Pai, CFA, Vice President of Fiduciary and Executive Vice President and Director of Equity Management of Fiduciary Trust.  Ms. Pai has been the lead portfolio manager of the Large Cap Fund since 2014.  She joined Fiduciary Trust in 1996.

S. Mackintosh Pulsifer, Vice President of Fiduciary and Vice Chairman and Director of Fiduciary Trust.  Mr. Pulsifer has been a portfolio manager of the Large Cap Fund since inception.  He joined Fiduciary Trust in 1988.

Kenneth J. Siegel, Vice President of Fiduciary and Managing Director of Fiduciary Trust.  Mr. Siegel has been a portfolio manager of the Large Cap Fund since 2005.  He joined Fiduciary trust in 1996.

Serena Perin Vinton, CFA, Senior Vice President of FAV.  Ms. Vinton is the lead portfolio manager of the Growth Fund and has been a portfolio manager of the Growth Fund since 2008.  She joined Franklin Templeton Investments in 1991.

Conrad B. Herrmann, CFA, Senior Vice President of FAV.  Mr. Herrmann has been a portfolio manager of the Growth Fund since 1991.  He joined Franklin Templeton Investments in 1989.

The SAI for the Large Cap Fund dated December 1, 2015 (the “Large Cap Fund SAI”) and the SAI for the Growth Fund dated February 1, 2016 (the “Growth Fund SAI”) provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the applicable Fund.  For information on how to obtain a copy of the Large Cap Fund SAI and the Growth Fund SAI, please see the section below titled “Information about the Funds.”

What are the Funds’ investment management fees?

Currently, the overall annual investment management fee rate for the Growth Fund is 0.45%, which is lower than the overall annual investment management fee rate of 0.95% (before any fee waiver) for the Large Cap Fund.  As shown in the table below, the Growth Fund has an investment management fee that is lower than the Large Cap Fund at all net asset levels.  Accordingly, the Large Cap Fund shareholders are expected to experience a reduction in the overall total expense ratio that applies to their investment.

Large Cap Fund	Growth Fund
0.95% of the value of net assets up to and including $500 million;	0.625% of the value of net assets up to and including $100 million;
0.85% of the value of net assets over $500 million up to and including $1 billion;	0.500% of the value of net assets over $100 million and not over $250 million;
0.80% of the value of net assets over $1 billion up to and including $1.5 billion;	0.450% of the value of net assets over $250 million and not over $7.5 billion;
0.75% of the value of net assets over $1.5 billion up to and including $6.5 billion;	0.440% of the value of net assets over $7.5 billion and not over $10 billion;
0.73% of the value of net assets over $6.5 billion up to and including $11.5 billion; and	0.430% of the value of net assets over $10 billion and not over $12.5 billion;
0.70% of the value of net assets over $11.5 billion.	0.420% of the value of net assets over $12.5 billion and not over $15 billion;
0.400% of the value of net assets over $15 billion and not over $17.5 billion;
0.380% of the value of net assets over $17.5 billion and not over $20 billion;
0.360% of the value of net assets over $20 billion and not over $35 billion;
0.355% of the value of net assets over $35 billion and not over $50 billion; and
0.350% of the value of net assets in excess of $50 billion.

For the fiscal year ended July 31, 2015, the Large Cap Fund paid Fiduciary a management fee of $1,697,298 (after waivers) and $1,886,724 (before waivers).  For the fiscal year ended September 30, 2015, the Growth Fund paid FAV a management fee of $50,708,303 (after reductions) and $51,441,072 (before reductions).

A discussion regarding the basis for the FGT Board approving the investment management agreement with Fiduciary for the Large Cap Fund is available in the most recent Annual Report to Shareholders for the fiscal year ended July 31, 2015.  A discussion regarding the basis for the Board of Trustees of FCF, on behalf of the Growth Fund (the “FCF Board”), approving the investment management agreement with FAV for the Growth Fund is available in the Semi-Annual Report to Shareholders for the period ended March 31, 2015.

The investment management arrangement for each Fund includes both investment management and administrative services, and the agreements are substantially similar.  Fiduciary, on behalf of the Large Cap Fund, and FAV, on behalf of the Growth Fund,  have each subcontracted with Franklin Templeton Services, LLC (“FT Services”) to provide administrative services and facilities to the applicable Fund.  For such services, Fiduciary or FAV, as applicable, pays FT Services an administrative fee out of its investment management fees from the applicable Fund.

For more information about each Fund’s investment management fee, see the Large Cap Fund Prospectus and the Growth Fund Prospectuses under the heading “Fund Details-Management.”

What are the fees and expenses of each Fund and what might they be after the Transaction?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  Expense ratios reflect annual fund operation expenses for the most recently completed fiscal year for each of the Large Cap Fund and the Growth Fund (i.e., the fiscal year ended July 31, 2015 for the Large Cap Fund and September 30, 2015 for the Growth Fund).  Pro forma numbers are estimated as if the Transaction had been completed as of  September 30, 2015 and do not include the estimated costs of the Transaction.  The purpose of the tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a shareholder of the combined Growth Fund.

You will not pay any initial or deferred sales charge in connection with the Transaction.

TABLE OF SHAREHOLDER FEES (both Funds)

The following table shows shareholder fees paid directly from a new investment, which are the same for both Funds.  You will not pay these charges in connection with the Transaction.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Advisor Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None[1]	1.00%	None	None

1  There is a 1.00% CDSC that applies to investments of $1 million or more (see “Investments of $1 Million or More” under “Choosing a Share Class” in the Large Cap Fund Prospectus and the Growth Fund Prospectus) and purchases by certain retirement plans without an initial sales charge.

ANNUAL OPERATING EXPENSE TABLE FOR CLASS A, CLASS C, CLASS R, AND ADVISOR CLASS SHARES OF THE FUNDS AND PROJECTED EXPENSES AFTER THE TRANSACTION

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Large Cap Fund (Class A)[1]	Growth Fund (Class A)[1]	Pro Forma Growth Fund (Class A)[2]
Management fees	0.95%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%[3]	0.25%	0.25%
Other expenses	0.10%	0.18%	0.19%
Total annual Fund operating expenses	1.30%	0.88%	0.89%
Fee waiver and/or expense reimbursement	-0.10%[4]	None	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.20%[4]	0.88%	0.89%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Large Cap Fund (Class C)[1]	Growth Fund (Class C)[1]	Pro Forma Growth Fund (Class C)[2]
Management fees	0.95%	0.45%	0.45%
Distribution and service (12b-1) fees	1.00%	1.00%	1.00%
Other expenses	0.10%	0.18%	0.19%
Total annual Fund operating expenses	2.05%	1.63%	1.64%
Fee waiver and/or expense reimbursement	-0.10%[4]	None	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.95%[4]	1.63%	1.64%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Large Cap Fund (Class R)[1]	Growth Fund (Class R)[1]	Pro Forma Growth Fund (Class R)[2]
Management fees	0.95%	0.45%	0.45%
Distribution and service (12b-1) fees	0.50%	0.50%	0.50%
Other expenses	0.10%	0.18%	0.19%
Total annual Fund operating expenses	1.55%	1.13%	1.14%
Fee waiver and/or expense reimbursement	-0.10%[4]	None	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.45%[4]	1.13%	1.14%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Large Cap Fund (Advisor Class)[1]	Growth Fund (Advisor Class)[1]	Pro Forma Growth Fund (Advisor Class)[2]
Management fees	0.95%	0.45%	0.45%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.10%	0.18%	0.19%
Total annual Fund operating expenses	1.05%	0.63%	0.64%
Fee waiver and/or expense reimbursement	-0.10%[4]	None	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.95%[4]	0.63%	0.64%

1  Expense ratios reflect annual fund operating expenses for the fiscal year ended July 31, 2015 for the Large Cap Fund and September 30, 2015 for the Growth Fund.

2  Pro forma expenses are based on current and anticipated Growth Fund expenses as if the Transaction had been effective as of September 30, 2015 and do not include estimated costs of the Transaction of approximately $27,500 to be borne by the Growth Fund.

3  On July 15, 2015, the FGT Board approved, effective August 1, 2015, a reduction in the distribution and service (12b-1) fee from 0.30% to 0.25% for the Large Cap Fund until further notice.

4  Fiduciary has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses for the Large Cap Fund (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Large Cap Fund do not exceed (and could be less than) 0.95% until November 30, 2016. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

Examples

These examples are intended to help you compare the cost of investing in shares of the Large Cap Fund with the cost of investing in a comparable share class of the Growth Fund, both before and after the Transaction.  The examples assume:

•         You invest $10,000 in the Large Cap Fund and in the Growth Fund for the periods shown;

•         Your investment has a 5% return each year;

•         The Fund’s operating expenses remain the same, taking into account any contractual waivers for the applicable period; and

•         You sell your shares at the end of the periods.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund - Class A	$690	$954	$1,238	$2,044
Growth Fund - Class A	$660	$840	$1,036	$1,599
Pro Forma Growth Fund - Class A (assuming the Transaction is completed)	$661	$844	$1,042	$1,613
Large Cap Fund –Class C	$298	$633	$1,094	$2,371
Growth Fund –Class C	$266	$515	$887	$1,934
Pro Forma Growth Fund – Class C (assuming the Transaction is completed)	$267	$518	$894	$1,947
If you do not sell your Class C Shares:
Large Cap Fund – Class C	$198	$633	$1,094	$2,371
Growth Fund – Class C	$166	$515	$887	$1,934
Pro Forma Growth Fund – Class C (assuming the Transaction is completed)	$167	$518	$894	$1,947
Large Cap Fund - Class R	$148	$480	$835	$1,837
Growth Fund – Class R	$115	$360	$623	$1,376
Pro Forma Growth Fund – Class R (assuming the Transaction is completed)	$117	$363	$630	$1,390
Large Cap Fund – Advisor Class	$97	$324	$570	$1,274
Growth Fund –Advisor Class	$65	$202	$352	$788
Pro Forma Growth Fund –Advisor Class (assuming the Transaction is completed)	$66	$206	$359	$803

How do the performance records of the Funds compare?

The average annual total return figures for Class A, Class C, Class R and Advisor Class shares of the Funds, both with (if applicable) and without any applicable sales charges, as of November 30, 2015, are shown below.

Average Annual Total Return	Large Cap Fund Class A (with sales charges)	Growth Fund Class A (with sales charges)
1 Year	-2.46%	-2.47%
3 Years	11.38%	13.82%
5 Years	9.43%	11.87%
10 Years	5.16%	7.79%
Since Inception	3.73% (12/11/98)[1]	10.10% (3/31/48)

Average Annual Total Return (at NAV)	Large Cap Fund Class A (without sales charges)	Growth Fund Class A (without sales charges)
1 Year	3.49%	3.47%
3 Years	13.60%	16.09%
5 Years	10.73%	13.20%
10 Years	5.79%	8.43%
Since Inception	4.10% (12/11/98)[1]	10.20% (3/31/48)

Average Annual Total Return	Large Cap Fund Class C (with sales charges)	Growth Fund Class C (with sales charges)
1 Year	1.82%	1.69%
3 Years	12.80%	15.22%
5 Years	10.10%	12.35%
10 Years	5.10%	7.63%
Since Inception	3.30% (12/11/98)[1]	8.04% (5/01/95)

Average Annual Total Return (at NAV)	Large Cap Fund Class C (without sales charges)	Growth Fund Class C (without sales charges)
1 Year	2.77%	2.69%
3 Years	12.80%	15.22%
5 Years	10.10%	12.35%
10 Years	5.10%	7.63%
Since Inception	3.30% (12/11/98)[1]	8.04% (5/01/95)

Average Annual Total Return (at NAV)	Large Cap Fund Class R (without sales charges)	Growth Fund Class R (without sales charges)
1 Year	3.22%	3.21%
3 Years	13.32%	15.80%
5 Years	10.60%	12.92%
10 Years	5.62%	8.16%
Since Inception	3.90% (12/11/98)[1]	9.19% (3/31/48)

Average Annual Total Return (at NAV)	Large Cap Fund Advisor Class (without sales charges)	Growth Fund Advisor Class (without sales charges)
1 Year	3.74%	3.73%
3 Years	13.92%	16.38%
5 Years	11.18%	13.49%
10 Years	6.18%	8.71%
Since Inception	4.54% (12/11/98)	10.29% (3/31/48)

1.  For performance reporting purposes, the inception date for the Large Cap Fund’s Class A, C and R shares is the inception date for that Fund’s oldest class (i.e., Advisor Class).

Included in the financial highlights tables located in the Large Cap Fund Prospectus and the Growth Fund Prospectus (enclosed) are (1) the Large Cap Fund’s total return for its five most recently completed fiscal years (i.e., fiscal years ended July 31, 2015, 2014, 2013, 2012 and 2011), and (2) the Growth Fund’s total return for its five most recently completed fiscal years (i.e., fiscal years ended September 30, 2015, 2014, 2013, 2012 and 2011).

The Funds’ past performance is not necessarily an indication of how the Funds will perform in the future.  You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Where can I find more financial and performance information about the Funds?

The Growth Fund Prospectus (enclosed), the Large Cap Fund Prospectus, the Growth Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2015, and the Large Cap Fund’s Annual Report to Shareholders for the fiscal year ended July 31, 2015 contain additional financial and performance information about the Funds, including each Fund’s financial performance for the past five fiscal years under the heading “Financial Highlights.”  Additional performance information as of the calendar year ended December 31, 2015 for the Growth Fund, including after-tax return information, is contained in the Growth Fund Prospectus under the heading “Performance.”  These documents are available free of charge upon request (see the section below titled “Information about the Funds”).

What are other key features of the Funds?

Service Providers.  The Funds use the same service providers for the following services:

•         Custody Services.  The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the securities and other assets of the Funds.

•         Transfer Agency Services.  Franklin Templeton Investor Services, LLC, an indirect wholly owned subsidiary of FRI, is the shareholder servicing and transfer agent and dividend-paying agent for the Funds.

•         Administrative Services.  FT Services, an indirect, wholly owned subsidiary of FRI, has an agreement with each Fund’s investment manager to provide certain administrative services and facilities for the Funds.  The administrative services include preparing and maintaining books, records, and tax and financial reports and monitoring compliance with regulatory requirements.

•         Distribution Services.  Distributors acts as the principal underwriter in the continuous public offering of each Fund’s shares under the same terms and conditions.

•         Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA  94111-4004, serves as the Funds’ independent registered public accounting firm.  The independent registered public accounting firm audits the financial statements included in the Funds’ annual reports to shareholders.

Distribution and Service (12b-1) Fees.  Class A, Class C and Class R shares of each Fund have a distribution or “Rule 12b-1” plan.  Under the Rule 12b-1 plan, the Funds may pay Distributors or others for the expenses of activities that are primarily intended to sell shares of that class.  These expenses may include, among others, service fees paid to securities dealers or others who have executed a servicing agreement with a Fund, Distributors, or their affiliates and who provide service or account maintenance to shareholders and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of  preparing and distributing sales literature and advertisements.  The distribution and service (12b‑1) fees charged are based only on expenses attributable to that particular class.

Under the Class A Rule 12b-1 plans, the Large Cap Fund may pay distribution fees of up to 0.35%, and the Growth Fund may pay distribution fees of up to 0.25%, per year of the average daily net assets of the applicable Fund’s Class A shares to those who sell and distribute such Class A shares and provide other services to shareholders.  Although the Class A Rule 12b-1 plan of the Large Cap Fund allows for a distribution fee of up to 0.35% per year, the FGT Board has set the current amount payable at 0.25% per year until further notice.  Under the Class C Rule 12b-1 plans, the Large Cap Fund and the Growth Fund may pay up to 1.00% per year of the average daily net assets of the applicable Fund’s Class C shares.  Under the Class R Rule 12b-1 plans, the Large Cap Fund and the Growth Fund may pay up to 0.50% per year of the average daily net assets of the applicable Fund’s Class R shares.  The Advisor Class shares of the Large Cap Fund and the Growth Fund have no Rule 12b-1 plan.

For more information regarding the Funds’ Rule 12b-1 plans, please see the Large Cap Fund SAI and the Growth Fund SAI under the heading “The Underwriter—Distribution and service (12b‑1) fees.”

Fiscal Years.  The fiscal year end of the Large Cap Fund is July 31st.  The fiscal year end of the Growth Fund is September 30th.

Dividends and Distributions.  The Large Cap Fund declares dividends quarterly from its net investment income, whereas the Growth Fund declares dividends at least annually.  Both Funds may pay capital gains, if any, at least annually.  The Funds may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.  The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.  Your income dividends and capital gain distributions will be automatically reinvested in additional shares at NAV unless you elect to receive them in cash.  For more information about dividends and distributions of the Funds, see the Large Cap Fund Prospectus and the Growth Fund Prospectus under the heading “Distributions and Taxes.”

Tax.  The tax implications of an investment in each Fund are generally the same.  For more information about the tax implications of investments in the Funds, see the Large Cap Fund Prospectus and the Growth Fund Prospectus under the heading “Distributions and Taxes.”

REASONS FOR THE TRANSACTION

At a meeting of the FGT Board and FCF Board held on October 20, 2015 (the “October Meeting”), Fiduciary, along with Distributors and FAV (collectively, “Management”), recommended to the FGT Board, on behalf of the Large Cap Fund, and the FCF Board (together with the FGT Board, the “Boards”), on behalf of the Growth Fund, that they approve the reorganization of the Large Cap Fund with and into the Growth Fund.  Management recommended the Transaction primarily because of the significant overlap of portfolio holdings, the generally similar investment goals, principal investment strategies and principal investment risks of the Funds and the fact that the Transaction may benefit shareholders of the Large Cap Fund by enabling them to be investors in a larger mutual fund with lower annual fund operating expenses and better long-term total return investment performance.

At the October Meeting, the Boards considered and approved the proposed Transaction.  The Independent Trustees were advised on this matter by independent counsel.  The Boards requested and received from Fiduciary and FAV written materials containing relevant information about the Funds and the proposed Transaction, including fee and expense information on an actual and future estimated basis and comparative performance data of the Large Cap Fund and the Growth Fund.

The Boards reviewed detailed information about: (1) the investment goals, strategies, policies and investment risks of the Funds; (2) the portfolio management and other service providers of the Funds; (3) the comparability of the investment goals, policies, and investments of the Funds; (4) the comparative short-term and long-term investment performance of the Funds; (5) the current expense ratios of each Fund; (6) the relative asset size of each Fund, including the benefits to the Large Cap Fund of joining with a larger fund; (7) how the costs of the Transaction will be shared, including Fiduciary’s and FAV’s agreements to pay their portion of the expenses related to the Transaction; (8) the federal income tax consequences of the Transaction to each Fund’s shareholders; and (9) the general characteristics of the Funds.

The Boards considered the potential benefits, risks and costs of the Transaction to shareholders of the Large Cap Fund.  In approving the Transaction, each Board considered all the factors it deemed appropriate, including the following factors and potential benefits:

Investment Performance.  The Boards reviewed the performance information of the Funds over the one-year, three-year, five-year, ten-year and since inception periods ended August 31, 2015 and noted that the Growth Fund has better average annual total return performance, outperforming the Large Cap Fund over each of those periods reviewed.

Decreased Fund Operating Expenses.  The annual operating expense ratios of each applicable class of shares of the Growth Fund are lower than the corresponding class of the Large Cap Fund.  The investment management fee rates for the Growth Fund are lower than those for the Large Cap Fund at all net asset levels.

Similar Investment Goals, Policies and Strategies.  As discussed more in detail elsewhere in this Prospectus/Proxy Statement, the Funds have generally similar investment goals, principal investment strategies and principal investment risks.

Size.  The Boards noted that as of August 31, 2015, the Growth Fund had a significantly larger asset base (approximately $11.4 billion) than the Large Cap Fund (approximately $209.6 million).

Portfolio.  Both Funds are categorized by Morningstar, Inc. (“Morningstar”) as “large growth” funds, and both Funds have similar market cap allocations.  The Boards noted that as of August 31, 2015, the Funds have 29 holdings in common, which represent 46.7% of the Large Cap Fund and 22.2% of the Growth Fund.  The Boards further noted that as of August 31, 2015, the various classes of the Growth Fund have 4-star or 3-star overall Morningstar ratings, while the various classes of the Large Cap Fund have 2-star or 1-star overall Morningstar ratings.

Tax-Free Reorganization.  The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes.  For more information, see the section below titled “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION.”

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the FGT Board, on behalf of the Large Cap Fund, and the FCF Board, on behalf of the Growth Fund, including all of the Independent Trustees, concluded that participation in the Transaction is in the best interests of the Large Cap Fund and the Growth Fund, respectively, and that no dilution of value would result to the respective shareholders of the Large Cap Fund and the Growth Fund from the Transaction.  The Boards then approved a form of the Plan and the FGT Board recommended that shareholders of the Large Cap Fund vote to approve the Plan.

FOR THE REASONS DISCUSSED ABOVE, THE FGT BOARD, ON BEHALF OF THE LARGE CAP FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PLAN

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan.  You should read the form of the Plan, which is attached as Exhibit A, for complete information about the Transaction.

How will the Transaction be carried out?

If the shareholders of the Large Cap Fund approve the Plan, the Transaction will be completed after various conditions are satisfied, including the preparation of certain documents.  If the shareholders of the Large Cap Fund do not approve the Plan, the Transaction will not take place, and the Large Cap Fund will continue to operate as it currently does, and the FGT Board will consider such other actions as it deems necessary or appropriate.

Following the approval of the Plan by the FGT Board, the Large Cap Fund, with certain limited exceptions, will be closed to new investors on the Record Date.  The Large Cap Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), to the Growth Fund on the closing date, which is scheduled to occur on or about March 11, 2016 (the “Closing Date”), but which may occur on an earlier or later date as the officers of FGT and FCF may mutually agree.  FCF, on behalf of the Growth Fund, will not assume any liabilities of the Large Cap Fund, whether accrued or contingent, known or unknown, and FGT, on behalf of the Large Cap Fund, will use its reasonable best efforts to discharge all of its known liabilities.  In exchange, FCF will issue the Growth Fund Shares that have an aggregate NAV equal to the dollar value of the assets delivered to the Growth Fund by FGT, on behalf of the Large Cap Fund, which in turn will distribute to the Large Cap Fund shareholders the Growth Fund Shares it receives.  Each shareholder of the Large Cap Fund will receive the Growth Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Large Cap Fund.  The share transfer books of the Large Cap Fund will be permanently closed as of 1:00 p.m., Pacific time, on the Closing Date.  The Large Cap Fund will accept requests for redemptions only if received in proper form before 1:00 p.m. Pacific time on the Closing Date.  Requests received after that time will be considered requests to redeem the Growth Fund Shares.  Prior to the Closing Date, FGT, on behalf of the Large Cap Fund, will pay or make provision for payment of all its remaining liabilities, if any.  At the closing, each shareholder of record of the Large Cap Fund shall have the right to receive any unpaid dividends or distributions declared prior to the closing, including any declared dividend or distribution, with respect to shares of the Large Cap Fund that such shareholder had on the distribution record date.  The Large Cap Fund will then terminate its existence, liquidate, and dissolve.

The obligations of the Funds under the Plan are subject to various conditions, including:

•     the Growth Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness of such Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

•     the shareholders of the Large Cap Fund shall have approved the Transaction; and

•     both FGT, on behalf of the Large Cap Fund, and FCF, on behalf of the Growth Fund, shall have received the tax opinion described below confirming that the consummation of the Transaction will not result in the recognition of gain or loss for federal income tax purposes for the Large Cap Fund, the Growth Fund, or their shareholders.

Both FGT, on behalf of the Large Cap Fund, and FCF, on behalf of the Growth Fund, may terminate or abandon the Plan at any time before or after the approval of the Plan by the shareholders of the Large Cap Fund.

Following the Closing Date, any outstanding Large Cap Fund share certificates shall be deemed cancelled.

Who will pay the expenses of the Transaction?

Each Fund will pay 25%, and each of Fiduciary and FAV will pay 25%, of the total cost of the Transaction.  The total amount of such costs and expenses for the Transaction is estimated to be $110,000.  Thus, each Fund is expected to pay approximately $27,500 in connection with the Transaction.  However, given the current expense waivers that are in place for the Large Cap Fund, Fiduciary or an affiliate will ultimately absorb the Large Cap Fund’s portion of the Transaction expenses.

What should I know about the Growth Fund Shares?

The Growth Fund Shares that will be distributed to the Large Cap Fund’s shareholders generally will have the same legal characteristics as the shares of the Large Cap Fund with respect to such matters as voting rights, assessability, conversion rights, and transferability.  After the Transaction, shareholders of the Large Cap Fund whose shares are represented by outstanding share certificates will not receive certificates for the Growth Fund Shares and all outstanding Large Cap Fund share certificates will be cancelled.  Evidence of share ownership of the Growth Fund will be reflected electronically in the books and records of the Growth Fund.

What are the capitalizations of the Funds and what might the Growth Fund’s capitalization be after the Transaction?

The following table sets forth as of January 15, 2016 the capitalizations of the Large Cap Fund and the Growth Fund.  The table also shows the projected capitalization of the Growth Fund as adjusted to give effect to the proposed Transaction.  The capitalization of the Growth Fund and its classes is likely to be different when the Transaction is actually consummated.

	Large Cap Fund	Growth Fund	Pro Forma Adjustments to Capitalization[1] (Unaudited)	Growth Fund -Pro Forma[2]
	(Unaudited)	(Unaudited)		(Unaudited)
Net assets (all classes)	$185,890,047	$10,794,134,117	-$27,500	$10,979,996,664
Total shares outstanding (all classes)	26,342,493	160,651,485	2,752,568	163,404,053

Class A net assets	$21,974,609	$6,964,779,031	-$17,744	$6,986,735,896
Class A shares outstanding	3,130,860	103,104,652	325,306	103,429,958
Class A NAV per share	$7.02	$67.55		$67.55

Class C net assets	$3,894,198	$775,453,424	-$1,976	$779,345,646
Class C shares outstanding	573,806	12,353,058	62,035	12,415,093
Class C NAV per share	$6.79	$62.77		$62.77

Class R net assets	$15,441	$449,138,097	-$1,144	$449,152,394
Class R shares outstanding	2,205	6,670,844	229	6,671,073
Class R NAV per share	$7.00	$67.33		$67.33

Advisor Class net assets	$160,005,799	$1,462,019,931	-$3,725	$1,622,022,005
Advisor Class shares outstanding	22,635,622	21,609,675	2,364,997	23,974,672
Advisor Class NAV per share	$7.07	$67.66		$67.66

1.       Adjustments reflect the costs of the Transaction to be incurred by the Funds.

2.       Numbers are projected after the Transaction.

At the closing of the Transaction, shareholders of the Large Cap Fund will receive the Growth Fund Shares based on the relative NAV of the Funds as of 1:00 p.m., Pacific time, on the Closing Date.

COMPARISON OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

This section describes the similarities and compares the key differences between the investment goals, principal strategies and fundamental policies of the Funds, as well as the principal risks associated with such goals, strategies and policies.  The investment goals and certain investment policies of each Fund are fundamental, which means that they cannot be changed without the 1940 Act Majority Vote of that Fund.  Unless otherwise noted, the investment policies of each Fund are non-fundamental and may be changed without shareholder approval.  For a complete description of the Growth Fund’s investment policies and risks, you should read the enclosed Growth Fund Prospectus, and the Growth Fund SAI, which is available upon request.

How do the investment goals, strategies, policies and risks of the Funds compare?

Similar Investment Goals

The Large Cap Fund’s investment goal is long-term growth of principal and income.  The Growth Fund’s investment goal is capital appreciation.  Both Fund’s investment goal is fundamental (i.e., only changeable by shareholder vote).

Similar Principal Investment Strategies.

Certain Differences to Note:  The Growth Fund may invest a greater proportion of its assets in medium capitalization companies than the Large Cap Fund, and unlike the Large Cap Fund, the Growth Fund also may invest up to 40% of its assets in smaller companies.  The Large Cap Fund uses a tax-sensitive, blend style (growth and value) investment strategy, while the Growth Fund uses a buy and hold growth style investment strategy.

The following is a comparison of the similarities and the differences between the Funds’ principal investment strategies, which are non-fundamental (i.e., they may be changed without shareholder approval):

Large Cap Fund	Growth Fund

Large Capitalization Companies.  Under normal market conditions, the Large Cap Fund invests at least 80% of its net assets in securities (primarily, common stocks) of large capitalization companies.

For the Large Cap Fund, large capitalization companies are companies with market capitalization values (share price times the number of shares of common stock outstanding) within the top 50% of companies in the Russell 1000® Index at the time of purchase.  The Russell 1000 Index consists of 1,000 large companies that have publicly traded securities.

U.S.-Based Large and Medium Capitalization Companies.  Under normal market conditions, the Growth Fund invests substantially in the equity securities (principally, common stocks) of companies that are leaders in their industries.  In selecting securities for the Growth Fund, FAV considers many factors, including historical and potential growth in revenues and earnings, assessment of strength and quality of management, and determination of a company’s strategic positioning in its industry.

Small Cap Companies.  The Growth Fund may also invest in companies in new and emerging industries where growth is expected to be above average and may invest up to 40% of its assets in smaller companies.  Smaller company stocks are generally those with market capitalizations of less than $1.5 billion.

Foreign Securities. The Large Cap Fund may invest up to 35% of its net assets in equity securities of foreign companies that meet the above criteria.	Foreign Securities. The Growth Fund may also invest up to 40% of its assets in foreign securities and up to 10% of its assets in non-U.S. dollar denominated securities.

Tax-Sensitive Investing Strategy.  In pursuing its goal, the Large Cap Fund employs a tax-sensitive approach to investing in an attempt to minimize capital gains distributions.  The Large Cap Fund will, from time to time, use tax harvesting strategies in order to seek to reduce the capital gains burden to shareholders, and maximize long-term compounded growth.  The Large Cap Fund will generally invest in companies it intends to hold for a number of years to avoid short-term trading.  However, during periods of net redemptions of  Large Cap Fund shares or when market conditions warrant, Fiduciary may sell securities based on a shorter time horizon in order to realize some losses to minimize net capital gains.

Buy and Hold Investing Strategy.  The Growth Fund has historically had low portfolio turnover, and its portfolio turnover is expected to be significantly lower than that of comparable actively managed equity funds.  Because the Growth Fund uses a “buy-and-hold” investment strategy the Growth Fund’s portfolio securities may have a higher level of unrealized capital appreciation than if the Growth Fund did not use these strategies. During periods of net redemptions of Growth Fund shares or when market conditions warrant, the investment manager may sell these securities, generating a higher level of taxable gain for shareholders than would occur if the Growth Fund had not used these strategies.

Blend Style Investing.  Fiduciary is a research driven, fundamental investor, pursuing a blend of growth and value strategies.  Fiduciary uses a “top-down” analysis of macroeconomic trends, industry sectors (with some consideration of sector weightings in its benchmark index) and industries combined with a “bottom up” analysis of individual securities.  In selecting investments for the Large Cap Fund, Fiduciary looks for companies it believes are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices.  Fiduciary also considers the level of dividends paid by a company when selecting investments. Fiduciary employs a thematic approach to identify sectors that may benefit from longer term dynamic growth.  Within these sectors, Fiduciary  considers the basic financial and operating strength and quality of a company and company management.

Growth Style Investing.  FAV is a research driven, fundamental investor, generally pursuing a “buy-and-hold” growth strategy.  FAV uses fundamental, “bottom-up” research to seek companies meeting its criteria of growth potential, quality and valuation.  In seeking sustainable growth characteristics, the investment manager looks for companies it believes can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. FAV defines quality companies as those with strong and improving competitive positions in attractive markets.  FAV also believes important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. FAV’s  valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios.  In assessing value, FAV considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Industry Sectors.  The Large Cap Fund, from time to time, may have significant positions in particular sectors. Fiduciary also seeks to identify companies that it believes are temporarily out of favor with investors, but have a good intermediate or long-term outlook.

Industry Sectors.  Although FAV searches for investments across a large number of sectors, it expects to have significant positions in particular sectors. These sectors may include, for example, technology (including software and computers), health care (including biotechnology) and industrials.  Due to market appreciation, the Growth Fund’s investment in an industry sector or the securities of a single company may come to represent a significant portion of the Growth Fund’s portfolio. Nevertheless, FAV will maintain such a position so long as it believes that the company or industry continues to meet its investment guidelines.

Cash Position and Temporary Investments.  When Fiduciary believes market or economic conditions are unfavorable for investors, Fiduciary may invest up to 100% of the Large Cap Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments.

Cash Position and Temporary Investments.  From time to time, the Growth Fund may have a significant cash position.  In addition, when FAV believes market or economic conditions are unfavorable for investors, FAV may invest up to 100% of the Growth Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments.

For more information about the investment goals, strategies and policies of the Funds, you should read the enclosed Growth Fund Prospectus, and the Growth Fund SAI, the Large Cap Fund SAI and the Large Cap Fund Prospectus, which are each available upon request.

How do the fundamental investment policies of the Funds differ?

The fundamental investment policies of the Funds regarding borrowing money, acting as underwriter, making loans, purchasing or selling real estate or physical commodities, issuing senior securities, concentrating in an industry, and diversifying investments among issuers are the same.

What are the principal risk factors associated with investments in the Funds?

Like all investments, an investment in a Fund involves risk.  There is no assurance that any mutual fund will meet its investment goals.  The achievement of the Funds’ goals depends upon market conditions, generally, and on a Fund’s investment manager’s analytical and portfolio management skills.  For more information about the principal risks associated with investments in the Funds, see the Large Cap Fund Prospectuses and the Growth Fund Prospectus under the heading “Fund Details – Principal Risks” and the Large Cap Fund SAI and the Growth Fund SAI under the heading “Goals, Strategies and Risks.”

Below are the principal risks of each Fund.

Principal Risks Common to Both Funds:

Market.  The market values of securities or other investments owned by a Fund will go up or down, sometimes rapidly or unpredictably.  A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer.  This is a basic risk associated with all securities.  When there are more sellers than buyers, prices tend to fall.  Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities.  A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by a Fund.

Foreign Securities.  Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility.  Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Focus.  To the extent that a Fund has significant investments in one or a few sectors, it bears more risk than a fund which always maintains broad sector diversification.  Focus risk for the Large Cap Fund may include financial services, consumer discretionary, technology and healthcare/pharmaceutical companies and for the Growth Fund may include technology, healthcare and industrial companies.

Management.  Each Fund is subject to management risk because it is an actively managed investment portfolio.  Each Fund’s investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Additional Principal Investment Risk to which Only the Large Cap Fund is Subject:

Blend Style Investing. A “blend” strategy results in investments in both growth and value stocks, or in stocks with characteristics of both.  Growth stock prices reflect projections of future earnings or revenues, and can fall dramatically if the company fails to meet those projections.  With respect to value stocks, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the investment manager or may decline even further.

Additional Principal Investment Risk to which Only the Growth Fund is Subject:

Smaller and Midsize Companies.  Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks, and should be considered speculative.  Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets.

Growth Style Investing.  Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.  Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

The following is a general summary of some of the important U.S. federal income tax consequences of the Transaction and is based upon the current provisions of the Internal Revenue Code (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

The Transaction is intended to qualify as a tax-free reorganization pursuant to Section 368(a) of the Code.  The principal federal income tax consequences that are expected to result from the Transaction are as follows:

•      no gain or loss will be recognized by the Large Cap Fund or its shareholders as a direct result of the Transaction;

•      no gain or loss will be recognized by the Growth Fund as a direct result of the Transaction;

•      the basis of the assets of the Large Cap Fund received by the Growth Fund will be the same as the basis of these assets in the hands of the Large Cap Fund immediately prior to the exchange;

•      the holding period of the assets of the Large Cap Fund received by the Growth Fund will include the period during which such assets were held by the Large Cap Fund;

•      the aggregate tax basis of the Growth Fund Shares to be received by a shareholder of the Large Cap Fund as part of the Transaction will be the same as the shareholder’s aggregate tax basis of the shares of the Large Cap Fund; and

•      the holding period of the Growth Fund Shares received by a shareholder of the Large Cap Fund as part of the Transaction will include the period that a shareholder held the shares of the Large Cap Fund (provided that such shares of the Large Cap Fund are capital assets in the hands of such shareholder as of the closing).

Neither of the Funds has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Transaction.  As a condition to closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the Large Cap Fund and the Growth Fund as to the foregoing federal income tax consequences of the Transaction, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of each Fund because Stradley Ronon Stevens & Young, LLP will rely on such representations in rendering its opinion.  Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Transaction on the Large Cap Fund, the Growth Fund, or any Large Cap Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  A copy of the opinion will be filed with the SEC and will be available for public inspection.  See the section below titled “Information about the Funds.”

Opinions of counsel are not binding upon the IRS or the courts.  If the Transaction was consummated but the IRS or the courts were to determine that the Transaction did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Large Cap Fund would recognize gain or loss on the transfer of its assets to the Growth Fund, and each shareholder of the Large Cap Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Large Cap Fund shares and the fair market value of the Growth Fund Shares it received.

Final Dividend or Other Distributions.  Immediately prior to the Transaction, the Large Cap Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the Closing Date.

Repositioning of the Large Cap Fund’s Portfolio Assets.  The Investment Manager currently estimates that a de minimis (i.e., less than 5% of the Large Cap Fund’s assets) portion of the Large Cap Fund’s portfolio assets may be sold before the closing of the Transaction as part of a portfolio repositioning and separate from normal portfolio turnover.  Such possible sales may depend in part on market conditions and upon the possible need to sell additional portfolio securities to meet redemptions prior to the closing of the Transaction.  These sales may result in the realization of capital gains, reduced by any available capital loss carryovers, which would be distributed to shareholders.  The amount of any capital gains that may be realized and distributed to the shareholders will depend upon a variety of factors, including the Large Cap Fund’s net unrealized appreciation in the value of its portfolio assets at that time.  Taking into account the Large Cap Fund’s net unrealized appreciation in portfolio assets on a tax basis at July 31, 2015 of $51,941,838 (23.6% of NAV) and the lack of capital loss carryovers available as of such date to offset any capital gains realized by the Large Cap Fund, it is not anticipated that the sale of a de minimis portion of the portfolio assets prior to the closing of the Transaction should result in any material amounts of capital gains to be distributed to shareholders.

Additionally, if the sale of such portfolio assets occurs after the closing of the Transaction, the ability of the combined Growth Fund to fully use the Large Cap Fund’s capital loss carryovers as of the closing, if any, to offset the resulting capital gain may be limited as described below, which may result in shareholders of the Growth Fund receiving a greater amount of capital gain distributions than they would have had the Transaction not occurred.  However, given the relative sizes of the Large Cap Fund ($185.8 million as of January 15, 2016) and the Growth Fund ($10.7 billion as of January 15, 2016), it is not anticipated that the sale of a portion of the former Large Cap Fund’s portfolio assets after the closing of the Transaction should result in any material amounts of capital gains to be distributed to shareholders.  Transaction costs also may be incurred due to the repositioning of the portfolio.  Management believes that these portfolio transaction costs will be immaterial in amount.

General Limitations on Capital Losses.  The tax attributes, including capital loss carryovers, of the Large Cap Fund as of the Closing Date, if any, will move to the Growth Fund following the Transaction. Generally, the capital loss carryovers of the Large Cap Fund as of the Closing Date, if any, and the Growth Fund are available to offset future gains recognized by the combined Growth Fund, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Growth Fund and its shareholders post-closing.  Under one such limitation, if a Fund has built-in gains at the time of the Transaction that are realized by the combined Growth Fund in the five-year period following the Transaction, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of the other Fund.  It is not anticipated that other limitations on use of a Fund’s capital loss carryovers, if any, would be material, although that depends on the facts at the time of closing of the Transaction.  At July 31, 2015, the Large Cap Fund had no aggregate capital loss carryovers and at September 30, 2015, the Growth Fund had no aggregate capital loss carryovers.

Appreciation in Value of Assets.  Shareholders of the Large Cap Fund will receive a proportionate share of any taxable income and gains realized by the Growth Fund and not distributed to its shareholders prior to the Transaction when such income and gains are eventually distributed by the combined Growth Fund.  As a result, shareholders of the Large Cap Fund may receive a greater amount of taxable distributions than they would have had the Transaction not occurred.  In addition, if the combined Growth Fund, following the Transaction, has proportionately greater unrealized appreciation in its portfolio assets as a percentage of its NAV than the Large Cap Fund, shareholders of the Large Cap Fund, post-closing, may receive greater amounts of taxable gain as such portfolio assets are sold than they otherwise might have if the Transaction had not occurred.  Based on the net unrealized appreciation in portfolio assets on a tax basis as a percentage of its net assets of 23.6% for the Large Cap Fund at July 31, 2015 compared to 47.4% for the Growth Fund at September 30, 2015, shareholders of the Large Cap Fund may receive a greater amount of taxable distributions than they would have had the Transaction not occurred.  However, the amount of unrealized appreciation of both Funds is expected to change prior to Closing.

State and Local Taxes.  You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your participation circumstances as well as the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances.

INFORMATION ABOUT THE FUNDS

Information about the Funds is included in the Large Cap Fund Prospectus and the Growth Fund Prospectus, both of which are incorporated by reference into (and are considered a part of) this Prospectus/Proxy Statement.  Additional information about the Funds is included in the Large Cap Fund SAI and the Growth Fund SAI, which are incorporated into the Large Cap Fund Prospectus and the Growth Fund Prospectus, respectively, and into the SAI dated February 2, 2016 relating to this Prospectus/Proxy Statement, each of which has been filed with the SEC.  The SAI relating to this Prospectus/Proxy Statement is also considered part of this Prospectus/Proxy Statement.  Information about the Funds is also included in each Fund’s Annual Report to Shareholders (for the fiscal year ended July 31, 2015 for the Large Cap Fund and September 30, 2015 for the Growth Fund).

The Growth Fund Prospectus is enclosed with this Prospectus/Proxy Statement.  You may request a free copy of the Large Cap Fund Prospectus, the Large Cap Fund SAI, the Growth Fund SAI, each Fund’s Annual or Semi-Annual Report to Shareholders, the SAI relating to this Prospectus/Proxy Statement, and other information by calling (800) DIAL-BEN/342-5236  or by writing to a Fund at P.O. Box 997151, Sacramento, CA  95899-7151.

FGT, on behalf of the Large Cap Fund, and FCF, on behalf of the Growth Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. and at certain of the SEC’s regional offices:  SEC Regional Offices: Atlanta – 950 East Paces Ferry NE, Suite 900, Atlanta GA  30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver –1961 Stout Street, Suite 1700, Denver, CO 80294; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 444 South Flower Street, Suite 900, Los Angeles, CA 90071; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 200 Vesey Street, Suite 400, New York, NY 10281; Philadelphia – One Penn Center, 1617 JFK Boulevard, Suite 520, Philadelphia, PA 19103; Salt Lake City –351 S. West Temple Street, Suite 6.100, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2800, San Francisco, CA 94104.  You can also obtain copies of this information, after paying a duplicating fee at prescribed rates, by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549 or from the SEC’s Internet site at http://www.sec.gov or by electronic request at the following email address: publicinfo@sec.gov.

FURTHER INFORMATION ABOUT THE FUNDS

The following is a discussion of the organization of the Funds and, where applicable, of FGT and FCF.  More detailed information about each Fund’s current statutory trust structure is contained in the Large Cap Fund SAI and the Growth Fund SAI.

Comparison of Capital Structure.  FGT was organized as a Delaware statutory trust on September 26, 2000.  FCF was originally organized as a Delaware corporation in 1947, reincorporated as a Maryland corporation in 1979, and converted to a Delaware statutory trust effective February 1, 2008.

The authorized number of shares of each Fund is unlimited, each without par value, and each Fund may issue fractional shares.  Shares of each Fund are fully paid and nonassessable and have no preference, preemptive or subscription rights.  The Large Cap Fund and the Growth Fund shareholders have no appraisal rights.

Comparison of Voting Rights.  Shares of each class represent proportionate interests in a Fund’s assets.  On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by state or by federal law.  In addition, shares of each Fund have the same voting and other rights and preferences as the other funds of its Trust for matters that affect the Trust as a whole.  For each Fund, each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share carries a proportionate fractional vote.  Shareholders of the Funds are not entitled to cumulative voting rights in the election of trustees.  For board member elections, this gives holders of more than 50% of the shares of a Trust the ability to elect all of the members of the board.  If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Proposals Subject to Shareholder Approval.  The 1940 Act provides that shareholders of the Funds have the power to vote with respect to certain matters; specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment management agreements and plans of distribution, and adoption or amendments to goals or policies deemed to be fundamental.  In addition, shareholders of each Fund are granted the power to vote on certain matters by the laws governing Delaware statutory trusts and by FGT’s and FCF’s Agreements and Declarations of Trust (each a “Trust Instrument” and collectively, the “Trust Instruments”).  For example, the Trust Instruments and the Funds’ By-Laws give shareholders the power to vote only on such matters as required by the Trust Instruments, the By-Laws, the 1940 Act, other applicable law, and any registration statement filed with the SEC, the registration of which is effective, and on such other matters as the Boards may consider necessary or desirable.

Quorum and Vote Required to Approve a Proposal.  Quorum for a shareholders’ meeting of a Fund is generally forty percent (40%) of the shares entitled to vote which are present in person or by proxy.  Under FGT’s and FCF’s Trust Instruments, to the extent a larger vote is not required by applicable law, a majority of the votes cast at a meeting at which a quorum is present generally shall decide any questions, with the exception that Trustees are elected by a plurality of the votes cast at such a meeting.

Setting a Record Date.  Each Fund’s Trust Instrument establishes the minimum and maximum number of days prior to a shareholders’ meeting during which a record date may be set by the Board.  The minimum number of days is 10 and the maximum number of days is 120 for both Funds.

Legal Structures.  Mutual funds formed under the Delaware Statutory Trust Act, such as the Funds, are granted a significant amount of operational flexibility with respect to features, rights and obligations of the statutory trust and its trustees and shareholders in their organizational instruments.  Mutual funds organized as Delaware statutory trusts have benefited from this flexibility to streamline their operations and minimize expenses.  For example, mutual funds organized as Delaware statutory trusts are not required to hold annual shareholders’ meetings if meetings are not otherwise required by the federal securities laws or their declarations of trust or bylaws, and such funds may create new classes or series of shares without having to obtain the approval of shareholders.  In addition, a fund may provide in its governing documents that certain fund transactions, such as certain mergers, reorganizations and liquidations, may go forward with only trustee approval and not a shareholder vote; such funds are still subject, however, to the voting requirements of the 1940 Act.

Limited Liability for Shareholders.  Under the Delaware Statutory Trust Act, shareholders of the Funds are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under the Delaware General Corporation Law.

Boards of Trustees.  Pursuant to the Delaware Statutory Trust Act and the Trust Instruments, the responsibility for the general oversight of each Fund is vested in its Board, which, among other things, is empowered by the Trust Instruments to elect officers and provide for the compensation of agents, consultants and other professionals to assist and advise in management of the Funds.  Pursuant to the Trust Instruments, no Trustee shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, except for an act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Inspection Rights.  Each Fund provides shareholders certain inspection rights of its books and records, to at least the extent required by applicable law.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

A 1940 Act Majority Vote, as defined herein, of the Large Cap Fund is required to approve the Plan.  Each Large Cap Fund shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share, of the Large Cap Fund held at the close of business on the Record Date.  If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

Forty percent (40%) of the Large Cap Fund’s outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting.  Under relevant state law and the Large Cap Fund’s Trust Instrument, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will not be treated as votes cast at such Meeting.  Thus, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the Plan.  However, it is the Trust’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting with respect to the Large Cap Fund, there are unlikely to be any “broker non-votes” at the Meeting.

How do I ensure my vote is accurately recorded?

You can vote in any one of four ways:

•   By mail, with the enclosed proxy card;

•   In person at the Meeting;

•   By telephone; or

•   If eligible, through the Internet.

A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you want to vote on important issues relating to the Large Cap Fund.  If you simply sign, date and return the proxy card but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.  If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to FGT expressly revoking your proxy, by signing and forwarding to FGT a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement.  It is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Shareholders of record of the Large Cap Fund on the Record Date will be entitled to vote at the Meeting.  The following table shows the number of outstanding shares of each class of the Large Cap Fund as of the Record Date:

Class	Shares Outstanding
Class A	2,888,991.442
Class C	550,807.447
Class R	2,361.120
Advisor Class	22,009,444.081
Total	25,451,604.090

How will proxies be solicited?

Boston Financial Data Services, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, but FGT does not anticipate any significant costs related to solicitation of proxies.  FGT, on behalf of the Large Cap Fund, expects that the solicitation will be primarily by mail.  As the date of the Meeting approaches, however, certain Large Cap Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Large Cap Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  FGT believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Prospectus/Proxy Statement.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Prospectus/Proxy Statement.  The Solicitor representative will record the shareholder’s instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter or mailgram, confirming his or her vote and requesting that the shareholder call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or over the Internet, the shareholder may submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person.

FGT, on behalf of the Large Cap Fund, will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record.  FGT, on behalf of the Large Cap Fund, may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition, certain officers and representatives of FGT or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

FGT, on behalf of the Large Cap Fund, expects that, before the Meeting, broker-dealer firms holding shares of the Large Cap Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, FGT understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners (i.e., broker non-votes).  Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Are there dissenters’ rights?

If the Transaction is approved at the Meeting, shareholders of the Large Cap Fund will not have the right to dissent and obtain payment of the fair value of their shares because FGT’s Trust Instrument provides that no shareholder is entitled, as a matter of right, to relief as a dissenting shareholder in respect of any proposal or action involving FGT.  Shareholders of the Large Cap Fund, however, will be able to redeem or exchange shares of the Large Cap Fund at NAV (subject to any applicable CDSC) until the Closing Date of the Transaction.  After the Closing Date, shareholders may redeem the Growth Fund Shares or exchange them for shares of certain other funds in Franklin Templeton Investments.  Redemptions are subject to the terms and conditions in the Large Cap Fund Prospectus.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and trustees of FGT, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of the Large Cap Fund, and the officers and trustees of FCF, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of the Growth Fund.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.  To the knowledge of the Funds, no other person owned (beneficially or of record) 5% or more of the outstanding shares of any class of the Large Cap Fund or of the Growth Fund as of the Record Date, except as listed in Exhibit B to this Prospectus/Proxy Statement.  Upon completion of the Transaction, it is not expected that those persons disclosed in Exhibit B as owning 5% or more of the Large Cap Fund’s outstanding Class A, Class C, Class R or Advisor Class shares will own in excess of 5% of the then outstanding shares of Class A, Class C, Class R or Advisor Class shares, respectively, of the combined Growth Fund upon completion of the Transaction.  A person “controls” a Fund if such person beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund or if such person or the Fund acknowledges or asserts the existence of such control. A controlling shareholder of a Fund could control the outcome of a proposal submitted to shareholders for approval, including in the case of the Large Cap Fund, the approval of the Transaction.

SHAREHOLDER PROPOSALS

Neither the Large Cap Fund nor the Growth Fund is required to hold, and neither intends to hold, regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in the Large Cap Fund’s proxy statement for the next meeting of shareholders (if any) should send a written proposal to FGT’s offices at One Franklin Parkway, San Mateo, CA  94403-1906, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Large Cap Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Large Cap Fund’s proxy statement or presented at the meeting.

ADJOURNMENT

The holders of a majority of the shares present (in person or by proxy) and entitled to vote with respect to the Large Cap Fund at the Meeting, whether or not a quorum is present, or the chairperson of the FGT Board, the president of FGT (in the absence of the chairperson of the FGT Board), or any vice president or other authorized officer of FGT (in the absence of the president) may adjourn the Meeting.  Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow time for further solicitation of proxies.  Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Large Cap Fund on questions of adjournment.  If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed or unless the adjournment is for more than sixty days after the date of the Meeting.

By Order of the Board of Trustees of FGT,

Karen L. Skidmore

Secretary

February 2, 2016

GLOSSARY

Useful Terms and Definitions

1940 Act — The Investment Company Act of 1940, as amended.

1940 Act Majority Vote — The affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Large Cap Fund, or (ii) 67% or more of the outstanding shares of the Large Cap Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Large Cap Fund are present or represented by proxy.

CDSC — Contingent deferred sales charge.

Distributors — Franklin Templeton Distributors, Inc., the principal underwriter for the Funds, One Franklin Parkway, San Mateo, CA 94403-1906.

FAV — Franklin Advisers, Inc., the investment manager for the Growth Fund, One Franklin Parkway, San Mateo, CA 94403-1906.

FCF — Franklin Custodian Funds, the registered investment company of which the Growth Fund is a series, One Franklin Parkway, San Mateo, CA 94403-1906.

FGT — Franklin Global Trust, the registered investment company of which the Large Cap Fund is a series, One Franklin Parkway, San Mateo, CA 94403-1906.

Fiduciary — Fiduciary International, Inc., the investment manager for the Large Cap Fund, 600 Fifth Avenue, New York, NY  10020-2302.

FRI — Franklin Resources, Inc., One Franklin Parkway, San Mateo, CA 94403-1906.

FT Services — Franklin Templeton Services, LLC, the administrator of the Large Cap Fund and the Growth Fund.  FT Services is an indirect, wholly owned subsidiary of FRI and is an affiliate to each Fund’s investment manager and principal underwriter.

Independent Trustees — The Trustees who are not “interested persons” of a Fund, as such term is defined in the 1940 Act.

IRS — U.S. Internal Revenue Service.

Meeting — The Special Meeting of Shareholders of the Large Cap Fund concerning approval of the Plan.

Net Asset Value (NAV) — The net asset value of a mutual fund is determined by deducting a fund’s liabilities from the total assets of the portfolio.  The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Plan — The Agreement and Plan of Reorganization adopted by FGT, on behalf of the Large Cap Fund, and FCF, on behalf of the Growth Fund.

Record Date — December 10, 2015, the date selected for determining which shareholders of record of the Large Cap Fund will be entitled to notice of, and vote on the Transaction at, the Meeting.

SAI — Statement of Additional Information, a document that supplements information found in a mutual fund’s prospectus.

SEC — U.S. Securities and Exchange Commission.

Transaction — The proposed transaction contemplated by the Plan.

U.S. — The United States of America.

EXHIBITS TO THE PROSPECTUS/PROXY STATEMENT

Exhibit

A.  Form of Agreement and Plan of Reorganization

B.  Principal Holders of Securities

Exhibit A

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made as of this 9th day of March, 2016 by and between Franklin Custodian Funds (“FCF”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Franklin Parkway, San Mateo, CA 94403, on behalf of its series, Franklin Growth Fund (the “Acquiring Fund”), and Franklin Global Trust (“FGT”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Franklin Parkway, San Mateo, CA 94403, on behalf of its series, Franklin Large Cap Equity Fund (the “Target Fund”).  Franklin Advisers, Inc. (“Advisers”), a California corporation, investment manager to the Acquiring Fund, and Fiduciary International Inc. (“Fiduciary”), a New York corporation, investment manager to the Target Fund, join this Plan solely for purposes of Section 7.

PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by FCF, on behalf of the Acquiring Fund, of substantially all of the property, assets and goodwill of the Target Fund in exchange solely for full and fractional Class A, Class C, Class R and Advisor Class shares of beneficial interest, with no par value, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the distribution of Acquiring Fund Shares to the holders of Class A, Class C, Class R and Advisor Class shares of beneficial interest of the Target Fund (the “Target Fund Shares”), respectively, according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as is practicable after the closing (as described in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

1.         Sale and Transfer of Assets, Liquidation and Dissolution of the Target Fund.

(a)        Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of the delivery by the Acquiring Fund of the number of Acquiring Fund Shares hereinafter provided, FGT, on behalf of the Target Fund, agrees that, at the time of Closing, it will convey, transfer and deliver to the Acquiring Fund all of the Target Fund’s then existing assets, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay 25% of the costs and expenses of carrying out the Reorganization in accordance with Section 7 of the Plan, (including, but not limited to, fees of counsel and accountants, and expenses of the Target Fund’s liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the Target Fund’s books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date (as such term is defined in Section 3), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to the Closing Date and through the final taxable year ending with the Target Fund’s complete liquidation; and (iii) pay such contingent liabilities, if any, as the officers of FGT shall reasonably deem to exist against the Target Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Target Fund’s books (such assets hereinafter “Net Assets”).  FCF, on behalf of the Acquiring Fund, shall not assume any liability of the Target Fund, whether accrued or contingent, known or unknown, and the Target Fund shall use its reasonable best efforts to discharge all of its known liabilities so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.

(b)        Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of such sale, conveyance, transfer, and delivery, FCF, on behalf of the Acquiring Fund, agrees at the Closing to deliver to FGT, on behalf of the Target Fund, the number of Acquiring Fund Shares, determined by dividing the net asset value per share of each Class A, Class C, Class R and Advisor Class shares of the Target Fund by the net asset value per share each of Class A, Class C, Class R and Advisor Class shares of the Acquiring Fund, respectively, and separately multiplying the result thereof by the number of outstanding Class A, Class C, Class R and Advisor Class shares, respectively, of the Target Fund as of 1:00 p.m., Pacific time, on the Closing Date.  The Acquiring Fund Shares delivered to FGT, on behalf of the Target Fund, at the Closing shall have an aggregate net asset value equal to the value of the Target Fund’s Net Assets, all determined as provided in Section 2 of the Plan and as of the date and time specified herein.

(c)        Immediately following the Closing, FGT, on behalf of the Target Fund, shall distribute the Acquiring Fund Shares received by FGT, on behalf of the Target Fund, pursuant to this Section 1 to the Target Fund’s shareholders of record so that each shareholder receives full and fractional Acquiring Fund Shares of the corresponding class of the Acquiring Fund equal in value to the full and fractional shares of the Target Fund held by the shareholder as of 1:00 p.m., Pacific time, on the Closing Date.  Such distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders based on their respective holdings in the Target Fund as of 1:00 p.m., Pacific time, on the Closing Date.  Fractional Acquiring Fund Shares shall be carried to the third decimal place.  As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing Target Fund Shares shall be entitled to surrender the same to the transfer agent for the Acquiring Fund in exchange for the number of Acquiring Fund Shares of the same class into which the Target Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted.  Until so surrendered, each outstanding certificate, if any, which, prior to the Closing, represented Target Fund Shares shall be deemed for all Acquiring Fund purposes to evidence ownership of the number of Acquiring Fund Shares into which the Target Fund Shares (which prior to the Closing were represented thereby) have been converted.  Certificates for the Acquiring Fund Shares shall not be issued.  After the distribution, the Target Fund shall be dissolved.

(d)       At the Closing, each shareholder of record of the Target Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 6(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such Distribution Record Date.

(e)        All books and records relating to the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the date of the Plan, and shall be turned over to the Acquiring Fund on or prior to the Closing.

2.         Valuation.

(a)        The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall in each case be computed as of 1:00 p.m., Pacific time, on the Closing Date, unless on such date: (i) the New York Stock Exchange (“NYSE”) is not open for unrestricted trading; or (ii) the reporting of trading on the NYSE or other relevant market is disrupted; or (iii) any other extraordinary financial event or market condition occurs (each of the events described in (i), (ii) or (iii) are referred to as a “Market Disruption”).  The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets shall be computed in accordance with the valuation procedures set forth in the most recent respective prospectus of the Acquiring Fund and the Target Fund, as amended or supplemented.

(b)        In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value per share of the Acquiring Fund Shares or Target Fund Shares or the value of the Target Fund’s Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

(c)        All computations of value regarding the net asset value per share of the Acquiring Fund Shares and Target Fund Shares and the value of the Target Fund’s Net Assets shall be made by the administrator to the Acquiring Fund and Target Fund.

3.         Closing and Closing Date.

The Closing shall take place at the principal office of FCF at 1:00 p.m., Pacific time, on March 11, 2016 or such other date as the officers of FCF and FGT may mutually agree (the “Closing Date”).  FGT, on behalf of the Target Fund, shall have provided for delivery as of the Closing those Net Assets to be transferred to the account of the Acquiring Fund’s custodian, The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286.  FGT, on behalf of the Target Fund, shall deliver at the Closing a list of names and addresses of the holders of record of each class of the Target Fund and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, as of 1:00 p.m., Pacific time, on the Closing Date.  FCF, on behalf of the Acquiring Fund, shall provide evidence that such Acquiring Fund Shares have been registered in an account on the books of Acquiring Fund in such manner as the officers of FGT may reasonably request.

4.         Representations and Warranties.

4.1.      FCF, on behalf of the Acquiring Fund, represents and warrants that:

(a)        The Acquiring Fund is a series of FCF, which was originally organized as a Delaware corporation in 1947, reincorporated as a Maryland corporation in 1979, and converted to a Delaware statutory trust effective February 1, 2008.  FCF is validly existing under the laws of the State of Delaware.  FCF is duly registered under the 1940 Act as an open-end management investment company and the Acquiring Fund’s shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b)        FCF is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund.  Each outstanding share of the Acquiring Fund is fully paid, non-assessable, and has full voting rights, and each Acquiring Fund Share when issued pursuant to and in accordance with the Plan, will be fully paid, non-assessable, and will have full voting rights.  The Acquiring Fund currently is divided into five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class shares of beneficial interest, of which Class A, Class C, Class R and Advisor Class represent Acquiring Fund Shares.  An unlimited number of shares of beneficial interest of the Acquiring Fund has been allocated and designated to each class of the Acquiring Fund.

(c)        FCF, on behalf of the Acquiring Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended, or By-laws, as amended, or any contract or any other commitment or obligation and is not subject to any order or decree, that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FCF, on behalf of the Acquiring Fund, of the transactions contemplated by the Plan, except for the registration of Acquiring Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

(d)       The financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2015, audited by PricewaterhouseCoopers LLP, and any interim unaudited financial statements, fairly present the financial position of the Acquiring Fund as of their respective dates and the results of the Acquiring Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e)        The books and records of the Acquiring Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(f)        FCF has elected to treat the Acquiring Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and intends to continue to qualify as a RIC after the Closing Date.  Consummation of the transactions contemplated by the Plan will not cause the Acquiring Fund to fail to be qualified as a RIC as of the Closing Date.

(g)        The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses.

(h)        The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.1(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(i)         There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(j)         The registration statement on Form N-14 referred to in Section 5.1(a) hereof (the “Registration Statement”), including any prospectus or statement of additional information contained or incorporated therein by reference and any supplements or amendments thereto, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the special meeting of the Target Fund’s shareholders (the “Special Meeting”) and on the Closing Date:  (i) comply, as amended, in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading, provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

(k)        Since September 30, 2015, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business.

(l)         On the Closing Date, all material Returns (as defined below) of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To FCF’s knowledge, no such Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquiring Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.  As used in this Plan, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax.  “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(m)       All information to be furnished by FCF, on behalf of the Acquiring Fund, for use in preparing any registration statement (including the Registration Statement), proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereto.

(n)        The Acquiring Fund has no outstanding options, warrants, pre-emptive rights or other rights to subscribe for or purchase Acquiring Fund Shares, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

(o)        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FCF, on behalf of the Acquiring Fund, of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(p)        There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against FCF, on behalf of the Acquiring Fund.  FCF, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(q)        The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of FCF’s Board of Trustees.

(r)        The Acquiring Fund is not under jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.2.      FGT, on behalf of the Target Fund, represents and warrants that:

(a)        The Target Fund is a series of FGT, which was organized as a Delaware statutory trust on September 26, 2000 and is validly existing under the laws of the State of Delaware.  FGT is duly registered under the 1940 Act as an open‑end management investment company and the Target Fund’s shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b)        FGT is authorized to issue an unlimited number of shares of beneficial interest, without par value of the Target Fund.  Each outstanding share of the Target Fund is fully paid, non-assessable, and has full voting rights.  The Target Fund currently is divided into four classes of shares: Class A, Class C, Class R and Advisor Class shares of beneficial interest, which represent Target Fund Shares. An unlimited number of shares of beneficial interest of the Target Fund has been allocated and designated to each class of the Target Fund.

(c)        FGT, on behalf of the Target Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended, or By-laws, as amended, or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FGT, on behalf of the Target Fund, of the transactions contemplated by the Plan.  FGT, on behalf of the Target Fund, has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the Plan) which will not be terminated by it in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due from or payable by it.

(d)       The financial statements appearing in the Target Fund’s Annual Report to Shareholders for the fiscal year ended July 31, 2015, audited by PricewaterhouseCoopers LLP, and any interim unaudited financial statements, fairly present the financial position of the Target Fund as of their respective dates and the results of the Target Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e)        The books and records of the Target Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Target Fund.

(f)        FGT has elected to treat the Target Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code.  The Target Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date.  Consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.  The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply.

(g)        The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

(h)        The Target Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.2(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(i)         There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(j)         The Registration Statement, including any prospectus or statement of additional information contained or incorporated therein by reference and any supplements or amendments thereto, insofar as it relates to the Target Fund, will, from the effective date of the Registration Statement through the date of the Special Meeting and on the Closing Date:  (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading, provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(k)        Since July 31, 2015, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business.

(l)         On the Closing Date, all material Returns of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To FGT’s knowledge, no such Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.

(m)       All information to be furnished by FGT, on behalf of the Target Fund, for use in preparing any registration statement (including the Registration Statement), proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereto.

(n)        The Target Fund has no outstanding options, warrants, pre-emptive rights  or other rights to subscribe for or purchase Target Fund Shares except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end managed investment company operating under the 1940 Act.

(o)        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FGT, on behalf of the Target Fund, of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(p)        There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against FGT, on behalf of the Target Fund.  FGT, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund’s business or its ability to consummate the transactions herein contemplated.

(q)        The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of the FGT’s Board of Trustees, subject to approval of the Target Fund’s shareholders.

(r)        The Target Fund is not under jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(s)        At the Closing, the Target Fund will have good and marketable title to all of the securities and other assets transferred pursuant to Section 1 above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(t)        FGT, on behalf of the Target Fund, will declare and pay or cause to be paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

5.         Covenants of FCF, on behalf of the Acquiring Fund, and Covenants of FGT, on behalf of the Target Fund.

5.1.      FCF, on behalf of the Acquiring Fund:

(a)        Shall file the Registration Statement with the Securities and Exchange Commission (“SEC”) and use its best efforts to provide that the Registration Statement become effective as promptly as practicable.

(b)        Shall have mailed to each shareholder of record of the Target Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus/Proxy Statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations thereunder (the “Prospectus/Proxy Statement”).

(c)        Covenants to operate the Acquiring Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(d)       Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

5.2.      FGT, on behalf of the Target Fund:

(a)        Shall provide the Acquiring Fund with information reasonably necessary for the preparation and distribution of the Prospectus/Proxy Statement to be included in the Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the Special Meeting referred to below.

(b)        As of the Closing, shall have called and held the Special Meeting to consider and vote upon the Plan, and FGT shall have taken all other actions reasonably necessary to obtain approval of the transactions contemplated herein.

(c)        Covenants to operate the Target Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(d)       Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

(e)        Shall file, by the Closing Date, all of the Target Fund’s federal and other Tax Returns required by law to be filed on or before such date and all federal and other Taxes shown as due on said Returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(f)        Shall provide at the Closing:

(1)        A statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund.

(2)        A copy (which may be in electronic form) of the Target Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with FGT, with respect to each shareholder, and such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Treasury Regulations”) following the Closing for all of the shareholders of record of the Target Fund’s shares as of the close of business on the day of valuation as described in Section 2, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”).

(3)        A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax Returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Target Fund after the Closing.

(4)        If requested by the Acquiring Fund, all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(g)        As promptly as practicable, but in any case within sixty days after the date of Closing, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code.

(h)        Undertakes that it will not acquire Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than Target Fund shareholders.

(i)         Undertakes that, if the Plan is consummated, the Target Fund will liquidate and dissolve.

5.3.      FCF, on behalf of the Acquiring Fund, and FGT, on behalf of the Target Fund, intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.  FCF, on behalf of the Acquiring Fund, and FGT, on behalf of the Target Fund, shall not take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

6.         Conditions Precedent to be Fulfilled by FCF, on behalf of the Acquiring Fund, and by FGT, on behalf of the Target Fund.

The consummation of the Plan hereunder shall be subject to the following respective conditions:

(a)        That (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; and (ii) the other party shall have performed all obligations required by the Plan to be performed by it prior to the Closing.

(b)        That the Registration Statement will have become effective and not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act.  And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either Fund or would prohibit the transactions contemplated hereby.

(c)        That the Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Target Fund at a meeting or any adjournment thereof.

(d)       FGT, on behalf of the Target Fund, shall have declared and paid or cause to have been paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(e)        That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of the Target Fund or the Acquiring Fund.

(f)        That there shall be delivered to FGT, behalf of the Target Fund, an opinion in form and substance satisfactory to FGT from Stradley Ronon Stevens & Young, LLP, counsel to FCF, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1)        The Acquiring Fund is a series of FCF and that FCF is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2)        FCF is an open-end management investment company registered as such under the 1940 Act;

(3)        The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of FCF, on behalf of the Acquiring Fund;

(4)        The Plan is the legal, valid and binding obligation of FCF, on behalf of the Acquiring Fund, and is enforceable against FCF, on behalf of the Acquiring Fund, in accordance with its terms;

(5)        FCF, on behalf of the Acquiring Fund, is authorized to issue an unlimited number of shares of beneficial interest, without par value; and

(6)        Acquiring Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by FCF, on behalf of the Acquiring Fund.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of FCF with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FCF.

(g)        That there shall be delivered to FCF, on behalf of the Acquiring Fund, an opinion in form and substance satisfactory to FCF from Stradley Ronon Stevens & Young, LLP, counsel to FGT, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1)        The Target Fund is a series of FGT and that FGT is a validly existing statutory trust in good standing under the laws of the State of Delaware

(2)        FGT is an open-end management investment company registered under the 1940 Act;

(3)        The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of FGT; and

(4)        The Plan is the legal, valid and binding obligation of FGT, on behalf of the Target Fund, and is enforceable against FGT, on behalf of the Target Fund, in accordance with its terms.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of FGT, on behalf of the Target Fund, with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FGT, on behalf of the Target Fund.

(h)        That there shall be delivered to FGT, on behalf of the Target Fund, and FCF, on behalf of the Acquiring Fund, an opinion in form and substance satisfactory to it, from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to FCF, on behalf of the Acquiring Fund and FGT, on behalf of the Target Fund, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, and the laws of the State of Delaware, and based upon certificates of the officers of FCF, on behalf of the Acquiring Fund, and FGT, on behalf of the Target Fund, with regard to matters of fact:

(1)        The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code;

(3)        No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 1032(a) of the Code;

(4)        No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation pursuant to Section 361(c)(1) of the Code;

(5)        The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Target Fund immediately prior to the Reorganization pursuant to Section 362(b) of the Code;

(6)        The holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

(7)        No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code;

(8)        The aggregate tax basis of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(9)        The holding period of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will include the holding period of the Target Fund Shares surrendered in exchange therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code;

(10)      The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting; and (ii) any Target Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

(i)         That the Acquiring Fund’s Prospectus contained in the Registration Statement with respect to Acquiring Fund Shares to be delivered to Target Fund shareholders in accordance with the Plan shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(j)         That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each holder of the Target Fund Shares.

(k)        The Target Fund will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) the Target Fund Shareholder Documentation, (3) if requested by FCF, on behalf of the Acquiring Fund, all workpapers and supporting statements related to ASC 740-10-25 (formerly, FIN 48) pertaining to the Target Fund, (4) the Tax books and records of the Target Fund for purposes of preparing any Returns required by law to be filed for Tax periods ending after the Closing Date, and (5) a statement of earnings and profits as provided in Section 5.2(g).

7.         Expenses.

The expenses of entering into and carrying out the provisions of the Plan shall be borne as follows: each Fund will pay 25% of the costs of the Reorganization.  Advisers, the investment manager for the Acquiring Fund, and Fiduciary, the investment manager for the Target Fund, will each pay 25% of the costs of the Reorganization.

8.         Termination; Postponement; Waiver; Order.

(a)        Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Reorganization abandoned at any time prior (whether before or after approval thereof by the shareholders of the Target Fund) to the Closing, or the Closing may be postponed:

(1)        by mutual consent of FCF, on behalf of the Acquiring Fund, and FGT, on behalf of the Target Fund;

(2)        by FGT, on behalf of the Target Fund, if any condition of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

(3)        by FCF, on behalf of the Acquiring Fund, if any conditions of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

(b)        If the transactions contemplated by the Plan have not been consummated by December 31, 2016, the Plan shall automatically terminate on that date, unless a later date is mutually agreed to by officers of FCF and FGT.

(c)        In the event of termination of the Plan prior to its consummation, pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither FCF, the Acquiring Fund, FGT, the Target Fund, nor their trustees, officers, or agents or the shareholders of the Target or Acquiring Fund shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 7 hereof.

(d)       At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by FCF, on behalf of the Acquiring Fund, or FGT, on behalf of the Target Fund, if, in the judgment of their respective officers, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to such Fund’s shareholders.

(e)        The representations and warranties contained in Section 4 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither FCF, the Acquiring Fund, FGT, the Target Fund, nor any of their respective officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

(f)        If any order of the SEC with respect to the Plan shall be issued prior to the Closing that imposes any term or condition that is determined by action of the Board of Trustees of FGT to be acceptable, such term or condition shall be binding as if it were a part of the Plan without a vote or approval of the shareholders of the Target Fund; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund, and such term or condition had not been included in the Prospectus/Proxy Statement or other proxy solicitation material furnished to the shareholders of the Target Fund prior to the Special Meeting, the Plan shall not be consummated and shall terminate unless FGT promptly calls a special meeting of its shareholders at which such condition shall be submitted for approval.

9.         Cooperation and Exchange of Information; Reporting Responsibility.

(a)        FCF and FGT will provide each other and their respective representatives with such cooperation, assistance, and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes.

(b)        Any reporting responsibility of the Target Fund is and shall remain the responsibility of FGT, up to and including the Closing Date, and such later date on which the Target Fund is terminated including, without limitation, responsibility for (i) preparing and filing Tax Returns relating to Tax periods ending on or prior to the date of Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local Tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

(c)        After the Closing Date, FGT, on behalf of the Target Fund, shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by FGT with respect to the Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

10.       Liability of the Target Fund and the Acquiring Fund.

(a)        FGT, on behalf of the Target Fund, acknowledges and agrees that all obligations of FCF, on behalf of the Acquiring Fund, under the Plan are binding only with respect to FCF, on behalf of the Acquiring Fund; that any liability of FCF, on behalf of the Acquiring Fund, under the Plan or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund; and that FGT, on behalf of the Target Fund, shall not seek satisfaction of any such obligation or liability from the shareholders of the Acquiring Fund, the trustees, officers, employees or agents of the Acquiring Fund, or any of them.

(b)        FCF, on behalf of the Acquiring Fund, acknowledges and agrees that all obligations of FGT, on behalf of the Target Fund, under the Plan are binding only with respect to FGT, on behalf of the Target Fund; that any liability of FGT, on behalf of the Target Fund, under the Plan in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Target Fund; and that FCF, on behalf of the Acquiring Fund, shall not seek satisfaction of any such obligation or liability from the shareholders of the Target Fund, the trustees, officers, employees or agents of the Target Fund, or any of them.

11.       Entire Agreement and Amendments.

The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for.  The Plan may be amended only by mutual consent of the parties in writing.  Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.       Counterparts.

The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.       Governing Law.

The Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

14.       Notices.

Any notice, report, or demand required or permitted by any provision of the Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Acquiring Fund, at Franklin Custodian Funds, One Franklin Parkway, San Mateo, CA 94403, Attention:  Secretary, or to the Target Fund, at Franklin Global Trust, One Franklin Parkway, San Mateo, CA 94403, Attention: Secretary, as the case may be.

15.       Headings.

The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

[Signature Page Follows]

IN WITNESS WHEREOF, FCF, on behalf of the Acquiring Fund, and FGT, on behalf of the Target Fund, have caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

FRANKLIN CUSTODIAN FUNDS, on behalf of FRANKLIN GROWTH FUND
By:	Name: Title:

FRANKLIN GLOBAL TRUST, on behalf of FRANKLIN LARGE CAP EQUITY FUND
By:	Name: Title:

With respect to Section 7 of the Plan only: FRANKLIN ADVISERS, INC.
By:	Name: Title:

With respect to Section 7 of the Plan only: FIDUCIARY INTERNATIONAL, INC.
By:	Name: Title:

EXHIBIT B – PRINCIPAL HOLDERS OF SECURITIES

Large Cap Fund:

Name and Address	Share Class	Percentage (%)
Edward Jones & Co for benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3710	A	26.91
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	A	9.30
First Clearing LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	A	5.28
First Clearing LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	C	6.78
Franklin Advisers, Inc. Franklin Templeton Investments Corporate Accounting 1 Franklin Parkway San Mateo, CA 94403-1906	R	39.14
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	R	36.28
FTIOS CUST For The ERISA 403B Of Parents For Megan's Law & The Crime for benefit of Robert J. Carboine 4 Leeland Drive Hauppauge, NY 11788-2104	R	17.54
FTIOS CUST For The ERISA 403B Of Parents For Megan's Law & The Crime for benefit of Paul Alonzo 50 Lowell Ave Holtsville, NY 11742-1517	R	7.03
Ellard & Co C/O Fiduciary Trust Company International P.O. Box 3199 Church Street Station New York, NY 10008-3199	Advisor	92.45

B-1

Growth Fund:

Name and Address	Share Class	Percentage (%)
Edward Jones & Co for benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3710	A	35.37
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	A	5.52
Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers Attn: Fund Administration/97956 4800 Deer Lake Drive E Jacksonville, FL 32246-6486	A	6.91
Morgan Stanley Smith Barney Attn: Mutual Fund Operations 2 Harborside Financial Center Floor 3 Jersey City, NJ 07311-1114	C	5.71
Edward Jones & Co for benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3710	C	8.90
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	C	9.69
National Financial Services LLC for benefit of Exclusive Benefit Of Our Customers Attn: Mutual Fund Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	C	6.43
First Clearing LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	C	9.72
Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E Jacksonville, FL 32246-6486	C	8.21
Hartford Life Insurance Company Separate Account Attn: UIT Operations PO BOX 2999 HARTFORD CT 06104-2999	R	35.86
State Street Bank and Trust As Trustee And/Or Custodian for benefit of ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	R	11.57
Voya Retirement Insurance and Annuity Company for benefit of Separate Account F 1 Orance Way B3N Windsor, CT 06095-4773	R	6.23
Voya Retirement Insurance and Annuity Company 1 Orance Way B3N Windsor, CT 06095-4773	R	9.56
National Financial Services LLC for benefit of Exclusive Benefit Of Our Customers Attn: Mutual Fund Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	Advisor	7.87
DCGT As Trustee And/Or Custodian for benefit of PLIC Various Retirement Plans Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	Advisor	7.30
Franklin Corefolio Allocation Fund Franklin Fund Allocator Series C/O Fund Accounting 500 E Broward Boulevard Fort Lauderdale, FL 33394-3000	R6	14.68
Franklin Conservative Allocation Fund Franklin Fund Allocator Series C/O Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	R6	12.87
Franklin Moderate Allocation Fund Franklin Fund Allocator Series C/O Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	R6	30.09
Franklin Growth Allocation Fund Franklin Fund Allocator Series C/O Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	R6	21.33
Merrill Lynch Pierce Fenner & Smith For Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E Jacksonville, FL 32246-6486	R6	7.48

B-2

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5909

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Vote by Internet

Please go to the electronic voting site at **www.2voteproxy.com/ft**. Follow the on-line instructions. If you vote by internet, you do not have to return your Ballot.

Vote by Telephone

Please call us toll-free at **1-800-830-3542**, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.

Vote by Mail

Mark, sign and date your Ballot and return it promptly in the envelope provided.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

PROXY **PROXY**

SPECIAL MEETING OF SHAREHOLDERS
March 9, 2016

The undersigned hereby revokes all previous proxies for his/her shares of the Franklin Large Cap Equity Fund (the "Large Cap Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Large Cap Fund that the undersigned is entitled to vote at the Large Cap Fund's Special Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 9:00 a.m., Pacific time on March 9, 2016, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the Franklin Global Trust, on behalf of the Large Cap Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted FOR the proposal to approve an agreement and plan of reorganization involving the reorganization of the Large Cap Fund with and into the Franklin Growth Fund, a series of Franklin Custodian Funds.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign personally.

Signature

Signature (if held jointly)

Date

FT302 – V2

(Please see reverse side)

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 9, 2016

The Proxy Statement for this Meeting is available at: **www.2voteproxy.com/ft**

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

Please fill in the box (es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen. ☒

	FOR	AGAINST	ABSTAIN
1. To approve an agreement and plan of reorganization between the Franklin Large Cap Equity Fund, a series of Franklin Global Trust, and Franklin Growth Fund, a series of Franklin Custodian Funds.	☐	☐	☐

IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

FT302 – V2

PART B

STATEMENT OF ADDITIONAL INFORMATION

FOR

FRANKLIN GROWTH FUND

Dated February 2, 2016

Acquisition of Substantially All of the Assets of:

FRANKLIN LARGE CAP EQUITY FUND

(a series of Franklin Global Trust)

by and in Exchange for Shares of

FRANKLIN GROWTH FUND

(a series of Franklin Custodian Funds)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of substantially all of the assets of the Franklin Large Cap Equity Fund (the “Large Cap Fund”) by and in exchange for Class A, Class C, Class R and Advisor Class shares of the Franklin Growth Fund (the “Growth Fund”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission, is attached hereto and, except as noted below, is incorporated by reference herein (is legally considered to be part of this SAI):

1.      Statement of Additional Information of the Large Cap Fund dated December 1, 2015 (previously filed on EDGAR, Accession No. 0001379491-15-001514).

2.      Annual Report of the Large Cap Fund for the fiscal year ended July 31, 2015 (previously filed on EDGAR, Accession No. 0001124459-15-000020).  Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

3.      Statement of Additional Information of the Growth Fund dated February 1, 2016 (previously filed on EDGAR, Accession No. 0001379491-16-002056).

4.      Annual Report of the Growth Fund for the fiscal year ended September 30, 2015 (previously filed on EDGAR, Accession No. 0000038721-15-000022).  Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated February 2, 2016 (the “Prospectus/Proxy Statement”) relating to the above-referenced transaction and the Special Meeting of Shareholders of the Large Cap Fund that will be held on March 9, 2016.  You can request a copy of the Prospectus/Proxy Statement by calling (800) DIAL BEN®/(800) 342-5236) or by writing to Franklin Templeton Investments at P.O. Box 997151, Sacramento, CA  95899-7151.

Pro Forma Financial Information

Pro forma financial information has not been prepared for the reorganization of the Large Cap Fund with and into the Growth Fund because the net asset value of the Large Cap Fund ($185,890,047) does not exceed ten percent of the Growth Fund’s net asset value ($10,794,134,117) as measured on January 15, 2016.